                              State of Delaware

                       Office of the Secretary of State

                     -----------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PPC MERGER CORP.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF MAY, A.D. 1987, AT 10 O'CLOCK A.M.












                     [SEAL]                          /s/ EDWARD J. FREEL
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State


2126867  8100                                AUTHENTICATION:  7571621

950156132                                              DATE:  07-13-95

                         CERTIFICATE OF INCORPORATION
                                      OF
                               PPC MERGER CORP.
                            a Delaware Corporation


                                 ARTICLE   I.

        The name of this corporation is PPC MERGER CORP.


                                ARTICLE   II.

        The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


                                 ARTICLE  III.

        The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                 ARTICLE  IV.

        A. PPC Merger Corp. ("Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, the "Common Stock" and the "Preferred Stock." The total number of shares of stock which the Corporation shall have the authority to issue is Fifty-One Million, Five Hundred Thousand (51,500,000) shares. The total number of shares of Common Stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, par value $.01 per share. The total number of shares of Preferred Stock which the Corporation shall have authority to issue is One Million, Five Hundred Thousand (1,500,000) shares, par value $.01 per share.

        B. The holders of Common Stock shall have the following rights and preferences, subject to the rights and preferences of the holders of Preferred Stock, as determined by the Board of Directors pursuant to paragraph D of this
ARTICLE IV:

            (1) To receive such dividends as the Board of Directors elects to distribute;

            (2)  To have voting rights and powers; and

            (3) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, to receive an equal distribution of the remaining assets and funds of the Corporation.

        C. The Board of Directors is hereby authorized to issue the Preferred Stock in one or more series, to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series.

        D. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions, if any), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such unissued series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.


                                  ATTICLE V.

        The initial number of Directors of the corporation shall be seven (7). The number of directors may hereafter be fixed from time to time by a By-law or resolution duly adopted by the Board of Directors.


                                  ARTICLE VI.

        A director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this ARTICLE VI shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve international misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived in improper personal benefit.

        If the General Corporation Law of the State of Delaware is hereafter amended to authorized corporate action further limiting or eliminating the personal liability of directors, then the liability of the director to the Corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. Any repeal or modification of this ARTICLE VI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                ARTICLE  VII.

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation.


                                ARTICLE  VIII.

        Elections of directors at annual or special meetings of stockholders need not be by written ballot unless the By-laws of the Corporation otherwise provide.


                                 ARTICLE  IX.

        The name and mailing address of the incorporator of the Corporation is as follows:

                        Michael J. Aloia
                        21515 Hawthorne Boulevard
                        Suite 625
                        Torrance, California 90503-6595

        The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation.


                                 ARTICLE  X.

        The names and addresses of the initial Directors of the corporation are as follows:

     Name                                       Address

Michael J. Aloia                      The address of each initial
Earle T. Casler, Jr.                      Director is:
Mark G. Harrington                    21515 Hawthorne Boulevard
Dudley J. Hughes                      Suite 825
Ambrose Monell                        Torrance, CA 90503
James V. Pollock
Mims Wright

        I, THE UNDERSIGNED, being the sole incorporator herein before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 19th day of May, 1987.


                                            /s/ MICHAEL J. ALOIA
                                          -------------------------
                                            Michael J. Aloia
                                            Incorporator

                                                                          PAGE 1
                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

        "PANGEA PETROLEUM COMPANY", A CALIFORNIA CORPORATION, WITH AND INTO "PPC MERGER CORP." UNDER THE NAME OF "PANGEA PETROLEUM COMPANY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SIXTH DAY OF MAY, A.D. 1987, AT 10 O'CLOCK A.M.















                 [SEAL]                          /s/ EDWARD J. FREEL
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State


2126867  8100M                             AUTHENTICATION:  7571622

950156132                                            DATE:  07-13-95

                         AGREEMENT AND PLAN OF MERGER


        This AGREEMENT AND PLAN OF MERGER (hereinafter referred to as the "Merger Agreement"), is made as of May 26, 1987, by and between Pangea Petroleum Company, a California corporation ("Pangea California"), and PPC Merger Corp., a Delaware corporation ("PPC"). Pangea California and PPC are sometimes referred to herein as the "Constituent Corporations."

        The authorized capital stock of Pangea California consists of 1,500,000 shares of Preferred Stock without par value, and 35,000,000 shares of Common Stock without par value, and the authorized capital stock of PPC consists of 1,500,000 shares of Preferred Stock, par value $.01 per share, and 50,000,000 shares of Common Stock, par value $.01 per share. The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that Pangea California merge into PPC upon the terms and conditions herein provided.

        NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that Pangea California shall merge into PPC on the following terms, conditions and other provisions.


                                      I.
                             TERMS AND CONDITIONS


        1.1 Merger. Pangea California shall be merged with and into PPC (the "Merger"), and PPC shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of the State of Delaware (the "Effective Date").

        1.2 Succession. On the Effective Date, PPC shall succeed to all the rights, privileges, powers and property, including without limitation all rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description, of Pangea California in the manner of and as more fully set forth in Section 259(a) of the General Corporation Law of the State of Delaware.

        1.3 Name of Surviving Corporation. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their shareholders, Article I of PPC's Certificate of Incorporation shall be amended to read in its entirety as follows: "The name of this corporation is Pangea Petroleum Company." For purposes of this Merger Agreement, PPC is hereinafter referred to as "Pangea Delaware."

        1.4 Common Stock of Pangea California and Pangea Delaware. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent

Corporation or their shareholders, (i) each share of Common Stock of Pangea California without par value issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of the Common Stock of Pangea Delaware par value
$.01 per share; (ii) each share of 10% Convertible Preferred Stock, stated value $.50 per share, outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of the 10% Convertible Preferred Stock of Pangea Delaware, stated value $.50 per share; and (iii) each share of Common Stock of Pangea Delaware par value $.01 per share issued and outstanding immediately prior to the Effective Date shall be cancelled and returned to the status of authorized but unissued shares, without the payment of any consideration therefor.

        1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of the Comnmon Stock and of the 10% Convertible Preferred Stock of Pangea California shall be deemed for all purposes to evidence ownership of and to represent the shaers of Pangea Delaware into which the shares of Pangea California represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Pangea Delaware or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Pangea Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Pangea Delaware evidenced by such outstanding certificate as provided above.

        1.6 Options. On the Effective Date, Pangea Delaware will assume and continue Pangea California's Non-Qualified Stock Option Plan, and Incentive Stock Option Plan, and the outstanding and unexercised portions of all options to buy Common Stock of Pangea California, including those issued pursuant to its Non-Qualified Stock Option Plan and Incentive Stock Option Plan shall become options for the same number of shares of Common Stock of Pangea Delaware with no other changes in the terms and conditions of such options, including exercise prices, and effective upon the Effective Date, Pangea Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of Pangea California with respect thereto.

        1.7 Common Stock Purchase Warrant. On the Effective Date, Pangea Delaware will assume all obligations of Pangea California pursuant to that certain warrant covering an aggregate of 376,980 shares of the Common Stock of Pangea California which was issued pursuant to Section 1.05 of that certain Stock Purchase Agreement dated as of February 6, 1987 between Pangea California and the Purchasers named therein; and the outstanding and unexercised portion of such warrant shall on the Effective Date become a warrant to purchase the same number of shares of the Common Stock of Pangea Delaware as the number of shares of the Common Stock of Pangea California which could then be pruchased upon exercise of such warrant, with no other changes in the terms and conditions of such warrant, including the exercise price thereof.


                                     II.

                  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 Certificate of Incorporation and By-laws. The Certificate of Incorporation and By-laws of Pangea Delaware as in effect immediately prior to the Effective Date shall remain the Certificate of Incorporation and By-laws of Pangea Delaware after the Effective Date until thereafter amended in accordance with the provisions thereof and applicable law, except as set forth in Section 1.3.

        2.2 Directors and Officers. The directors and officers of Pangea California immediately prior to the Effective Date shall become the directors and officers of Pangea Delaware after the Effective Date without change until their successors have been duly elected and qualified in accordance with the Certificate of Incorporation and By-laws of Pangea Delaware.


                                     III.

                                MISCELLANEOUS

        3.1 Further Assurances. From time to time, and when required by Pangea Delaware or by its successors and assigns, there shall be executed and delivered on behalf of Pangea California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to conform of record or otherwise, in Pangea Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Pangea Califorina and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Pangea Delaware are fully authorized in the name and on behalf of Pangea California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        3.2 Amendment. At any time before or after approval by the shareholders of Pangea Califorina, this Merger Agreement may be amended in any manner (except that any of the princip[al terms may not be amended without the approval of the shareholders of Pangea California) as may be determined in the judgment of the respective Boards of Directors of Pangea Delaware and Pangea California to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or faciliate the purpose and intent of this Merger Agreement.

        I, Michael J. Aloia, Secretary of PPC MERGER CORP., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such secretary, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of PANGEA PETROLEUM COMPANY, a corporation of the State of California was duly adopted pursuant to subsection (f) of section 251 of Title 8 of the Delaware Code of 1953, without any vote of the stockholders of the surviving corporation; and that no shares of the corporation were issued prior to the adoption by the board of directors of the surviving corporation of the resolution approving the agreement of merger, and that subsection (F) of section 251 of Title 8 of the Delaware code of 1953 is applicable; and that the Agreement of Merger was adopted by action of the Board of Directors of said PPC MERGER CORP., and is the duly adopted agreement and act of the said corporation.

        WITNESS my hand on this 26th day of May, 1987.



                                       /s/  MICHAEL J. ALOIA
                                       --------------------------------
                                       Michael J. Aloia, Secretary

        3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the Board of Directors of Pangea Califorina, notwithstanding the approval of this Merger Agreement by the shareholders of Pangea California, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of Pangea California, such action would be in the interests of such corporations.

        3.4 Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the boards of Directors of Pangea California and Pangea Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.


                                        PANGEA PERTROLEUM COMPANY
                                        A California corporation


                                        By:  /s/  EARLE T. CASLER, JR.
                                           ----------------------------------
                                                  Earle T. Casler, Jr.
                                                     President


ATTEST:


/s/  MICHAEL J. ALOIA
- ---------------------------------
     Michael J. Aloia
        Secretary


                                        PPC MERGER CORP.
                                        A Delaware corporation


                                        By:  /s/  EARLE T. CASLER, JR.
                                           ----------------------------------
                                                  Earle T. Casler, Jr.
                                                    Vice President


ATTEST:


/s/  MICHAEL J. ALOIA
- ---------------------------------
     Michael J. Aloia
        Secretary

                               State of Delaware

                       Office of the Secretary of State

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PANGEA PETROLEUM COMPANY", CHANGING ITS NAME FROM "PANGEA PETROLEUM COMPANY" TO "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF DECEMBER, A.D. 1987, AT 10 O'CLOCK A.M.














               [SEAL]                              /s/ EDWARD J. FREEL
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

2126867  8100                             AUTHENTICATION:  7571623

950156132                                           DATE:  07-13-95

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                  * * * * *


        PANGEA PETROLEUM COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

        RESOLVED, that subject to the approval of a majority of the outstanding shares of stock of Pangea Petroleum Company and the filing of an amendment to the corporation's Certificate of Incorporation with the Delaware Secretary of State, Article I of the corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

        "1.  The name of this corporation is HarCor Energy, Inc.

          SECOND: That in lieu of a meeting and vote of stockholders, the the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendment is being given as provided in Section 228 of the General Law of the State of Delaware to every stockholder entitled to such notice.

          THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said PANGEA PETROLEUM COMPANY has caused this certificate to be signed by Earle T. Casler, Jr., its Executive Vice President, and attested by Michael J. Aloia, its Secretary, this 28th day of December, 1987.



                                         PANGEA PETROLEUM COMPANY


                                         By  /s/  EARLE T. CASLER, JR.
                                             ------------------------------
                                                  Earle T. Casler, Jr.
                                                Executive Vice President


ATTEST:


By  /s/  MICHAEL J. ALOIA
    ------------------------------
         Michael J. Aloia
            Secretary

                              State of Delaware

                       Office of the Secretary of State

                     -----------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 1988, AT 9 O'CLOCK A.M.












                     [SEAL]                          /s/ EDWARD J. FREEL
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State


2126867  8100                                AUTHENTICATION:  7571624

950156132                                              DATE:  07-13-95

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION



        HARCOR ENERGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Company")

        DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of the Company resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Company declaring said amendment to be advisable and stating that said amendment should be brought before the annual meeting of the stockholders of the Company for consideration thereof. The resolution setting forth the proposed amendment is as follows:

        RESOLVED, that the Certificate of Incorporation of the Company be amended by adding a new Article XI so that said Article shall be and read as follows:

        "In addition to the right of the Board of Directors of the Corporation to make nominations for the election of directors in accordance with the Bylaws of this corporation, nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors if that stockholder complies with all of the provisions of this Article XI.

        (1) Advance notice of such proposed nomination shall be received by the Chairman of the Nominating Committee of the Board of Directors of the corporation (which notice may be sent to such Chairman in care of the

        Secretary of the corporation) or, in the absence of such a Nominating Committee, by the Secretary of the Corporation, not less than 30 days nor more than 90 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 31 days' notice of the meeting is given to stockholders, such written notice shall be received not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

        (2) Each notice under Article XI shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

        (3) The nomination made by a stockholder may only be made in a meeting of the stockholders of the corporation called for the election of directors at which such stockholder is present in person or by proxy, and can only be made by a stockholder who has theretofore complied with the notice provisions of Article XI above.

        (4) The Chairman of the meeting may in his discretion determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the voting power of the outstanding shares of the corporation shall be required to alter, amend or adopt any provision inconsistent with or repeal any of the provisions of this Article XI."

        RESOLVED FURTHER, that the Certificate of Incorporation of this Company be amended by adding a new Article XII so that said Article shall be and read as follows:

        "The affirmative vote of the holders of not less than 66-2/3% of the outstanding voting stock of the corporation shall be required for the approval or authorization of any (i) merger or consolidation of the corporation with or into any other corporation, or (ii) sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation to or with any corporation, person or other entity; provided, however, that such 66-2/3% voting requirement shall not be applicable if (a) a majority of the outstanding shares of all classes of stock entitled to vote generally in the election of directors, considered for this purpose to be one class, of such other corporation, person or entity is owned of record or beneficially by the corporation and its subsidiaries or (b) the Board of Directors of the corporation shall have approved such a transaction described in clause (i) or (ii) by a resolution adopted by a majority of its members. Notwithstanding any other provision of the Certificate of Incorporation or the Bylaws of the corporation or any lesser percentage that may be specified by law, the vote or consent of at least 66-2/3% of the outstanding stock of the corporation shall be required to amend, alter, change or repeal any of the provisions of this Article XII."

        SECOND: That thereafter, pursuant to resolution of Board of Directors, the annual meeting of the stockholders of Company was duly called and held, upon notice in accordance Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH: That the capital of the Company shall not be reduced under or by reason of said amendment.

        IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Nace F. Mefford, Jr., its President, and Michael J. Aloia, its Secretary, this 27th day of June, 1988.



                                         By:  /s/  NACE F. MEFFORD, JR.
                                            ------------------------------
                                                 Nace F. Mefford, Jr.
                                                 President


                                         ATTEST:  /s/  MICHAEL J. ALOIA
                                                --------------------------
                                                 Michael J. Aloia
                                                 Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF NOVEMBER, A.D. 1988, AT 9 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571625
                                                              DATE: 07-13-95

              CERTIFICATE OF DESIGNATION, POWERS, PREFERENCES AND
                     RIGHTS OF THE SERIES A PREFERRED STOCK
                                       OF
                              HARCOR ENERGY, INC.

                    (PURSUANT TO SECTION 151 OF THE GENERAL
                   CORPORATION LAW OF THE STATE OF DELAWARE)

     HARCOR ENERGY, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that the following resolutions have been duly adopted by the Board of Directors of the Corporation by unanimous written consents dated July 26, 1988 and October 31, 1988:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Corporation's Certificate of Incorporation (the "Charter"), this Board of Directors hereby authorizes the issuance of a series of preferred stock to be designated Series A 8% Cumulative Convertible Preferred Stock, which shall consist of 60,000 shares of the Corporation's authorized and unissued preferred stock, $.01 par value per share (the "Series A Preferred Stock"); and

     RESOLVED FURTHER, that the Board of Directors hereby fixes the designation, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof of the shares of the Series A Preferred Stock (in addition to the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Charter which are applicable to any series of the preferred stock of the Corporation), as follows:

     1. Designation and Number. The designation of said series of preferred stock shall be "Series A 8% Cumulative Convertible Preferred Stock, $.01 par value per share" (the "Series A Preferred Stock"). The authorized number of shares of Series A Preferred Stock shall be 60,000.

     2. Dividend Rights. Holders of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative cash dividends at the annual rate of 8% simple interest per share and no more, payable when and as declared by the Board of Directors. Such dividends shall be payable quarterly on the last business day of March, June, September and December of each year, commencing on December 31, 1988. Such dividends shall accrue, but without interest, from the date of issuance of the Series A Preferred Stock, whether or not declared, and no dividends or other distributions shall be made to the holders of Common Stock of the Corporation (the "Common Stock") until accrued but unpaid dividends on the Series A Preferred Stock for all past dividend periods shall have been declared and paid or set apart unless the holders of 66 2/3% of the Series A Preferred Stock consent.

     3. Liquidation Rights. Upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders, if any, of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, but before any distribution to holders of the Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, an amount equal to the initial issue price per share, plus accrued but unpaid dividends as provided in Paragraph 2 hereof accrued and unpaid to the date of distribution, and no more. In the event the assets of the Corporation remaining after payment of debts and liabilities are insufficient to distribute the full preferential liquidation amount to the holders of Series A Preferred Stock, then such assets shall be distributed to the holders of Series A Preferred Stock in proportion to the full preferential amounts to which they are entitled, and the holders of Common Stock shall receive nothing. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale of all or substantially all of its assets, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this paragraph 3.

     4. Voting Rights. The holders of Common Stock shall have the exclusive right to notice of shareholders' meetings and exclusive voting rights and powers, and the holders of Series A Preferred Stock shall not be entitled to any notice of shareholders' meetings or to vote upon the election of directors or any other matter, except where such notice or vote is required under the General Corporation Law of the State of Delaware.

     5. Redemption.

     (a) From and after July 1, 1989 and prior to July 1, 1991, if the ask price of the Common Stock for a period of twenty (20) consecutive trading days exceeds two hundred percent

(200%) of the Conversion Price (as defined in Paragraph 6(a) hereof), the Corporation, at its option, may redeem the whole or any part of the Series A Preferred Stock by paying in cash, out of funds legally available therefor, a price per share equal to the sum of the initial issue price and the amount of cumulative dividends as provided in Paragraph 2 hereof accrued and unpaid to the date fixed for redemption. In case of the redemption of only a portion of the Series A Preferred Stock, such redemption shall be effected pro rata to the extent that this is practicable.

     (b) From and after July 1, 1991, the Corporation at its option, may redeem, at any time and from time to time, the whole or any part of the Series A Preferred Stock by paying in cash, out of funds legally available therefor, a price per share equal to the sum of the initial issue price and the amount of cumulative dividends as provided in Paragraph 2 hereof accrued and unpaid to the date fixed for redemption. In case of the redemption of only a portion of the Series A Preferred Stock, such redemption shall be effected pro rata to the extent that this is practicable.

     (c) Notice of any proposed redemption and of the date and place thereof, shall be mailed at least thirty (30) days before the date fixed for redemption, postage prepaid, to each holder of record of the shares to be redeemed at his last known post office address, as shown by the records of the Corporation. On or after the date fixed for redemption, each holder of the shares to be redeemed (unless he previously shall have converted said shares as provided in Paragraph 6 hereof) shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and, thereupon, shall be entitled to receive payment of the redemption price without interest. In case less than all the shares represented by any surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares; provided that, in lieu of issuing a certificate representing a fractional share interest, the Corporation shall pay that amount of cash which bears the same ratio to the redemption price as that fractional interest bears to one share.

     (d) On or before the date fixed for redemption, the Corporation at its option may deposit with any bank or trust company in the State of California, as a trust fund, a sum sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to said bank or trust company to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to the holders thereof on surrender of the certificate on or after the date of the deposit, the shares so called shall be deemed to be redeemed so that: (i) dividends thereon shall cease to accrue, and (ii) the holders thereof shall cease to have any rights with respect thereto, except the right to receive from the bank or trust company payment of the redemption price without interest on surrender of their certificates therefor and the right to convert, on or before the date fixed for redemption, said shares as provided in Paragraph 6 hereof. Any funds so deposited on account of shares converted after the deposit shall be repaid to the Corporation forthwith on the conversion of such shares. Any funds so deposited which shall remain unclaimed for a period of two years after the date fixed for redemption by holders of Series A Preferred Stock that have been called for redemption shall be repaid forthwith to the Corporation, and the Corporation and the bank or trust company shall be relieved of all responsibility to the holder of the Series A Preferred Stock on account of which said funds were deposited.

     6. Conversion. The holders of Series A Preferred Stock at their option may convert such shares into fully-paid and non-assessable shares of the Common Stock of the Corporation in the manner hereinafter provided.

     (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $50.00 by the Conversion Price (as defined below) in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof shall initially be $.35 (the "Conversion Price"). Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

     (b) Adjustment to Conversion Price.

     (1) Adjustment for Combinations, Consolidations, Subdivisions or Stock Dividends of Common Stock. In case at any time the shares of Common Stock then outstanding shall be combined into a lesser number of shares, whether by reclassification, recapitalization, reduction of capital stock, or otherwise, then the Conversion Price shall be proportionately increased. In case at any time any shares of Common Stock shall be issued as a dividend on outstanding shares of Common Stock or shall be issued upon subdivision, reclassification, recapitalization, or otherwise of outstanding shares of Common Stock, the Conversion Price shall be proportionately adjusted.

     (2) Adjustment for Merger or Reorganization, etc. In case of the consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of this Corporation to another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such shares of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance.

     (3) No Adjustment for Accrued But Unpaid Dividends. Upon any conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

     (4) Certificate as to Adjustment. Any Conversion Price determined or adjusted as herein provided shall remain in effect until further adjustments as required herein are made. Upon each adjustment of the Conversion Price, a written instrument signed by an officer of the Corporation setting forth such adjustment and the computation and a summary of the facts upon which it is based and the resolutions, if any, of the Board of Directors passed in connection therewith shall forthwith be prepared and maintained at the principal office of the Corporation for inspection by the shareholders and any adjustments so evidenced, made in good faith, shall be binding upon all shareholders and upon the Corporation.

     (c) Upon conversion of any shares of the Series A Preferred Stock, the Holder thereof shall not be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, provided that such Holder shall be entitled to receive any dividends on such shares of the Series A Preferred Stock declared prior to such conversion if such Holder held such shares on the record date fixed for the determination of Holders of the Series A Preferred Stock entitled to receive payment of such dividend.

     (d) Method of Conversion.

     (1) Any conversion of shares of Series A Preferred Stock into shares of Common Stock shall be made on a date (the "conversion date") which is no later than 15 days from the date upon which the certificate representing the shares to be converted, duly endorsed or assigned (unless such endorsement or assignment is waived by the corporation), together with a written request for conversion, are surrendered to the Corporation at its then principal office.

     (2) No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

     (3) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease, except for the right of the holders thereof to receive Common Stock in exchange therefor. Any shares of Series A Preferred Stock so converted shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the authorized number of shares of Series A Preferred Stock.

     (4) A number of authorized shares of Common Stock sufficient to provide for the conversion of the shares of Series A Preferred Stock outstanding shall be reserved at all times for such conversion. If the Corporation shall propose to issue any securities or to make any change in its capital structure which would change the number of shares of Common Stock into which each share of Series A Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved for conversion of the outstanding shares of Series A Preferred Stock on the new basis.

     (e) Definition of Common Stock. The term "Common Stock" as used in this Paragraph 6 shall mean shares of the class designated as Common Stock of the Corporation on the date shares of the Series A Preferred Stock are created or shares of any class or classes resulting from any reclassification thereof, the right of which to share in distributions of both earnings and assets if without limitation in the Certificate of Incorporation of the Corporation as to any fixed amount or percentages and which are not subject to redemption, provided that, if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of the shares of Series A Preferred Stock shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     7. Registration Rights. Upon conversion of the Series A Preferred Stock into Common Stock in accordance with the provisions of Paragraph 6, the holders of such Common Stock may request registration on Form S-3 with respect to their Common Stock in the manner hereafter provided.

     (a) Requested Registration on Form S-3.

     (1) Provided that Form S-3 is then available for use by the Corporation, if any of the holders of Common Stock issued pursuant to a conversion in accordance with Paragraph 6 (the "Holders") shall deliver to the Corporation a written request that the Corporation use its best efforts to effect a registration on Form S-3 with respect to all or a part of such Common Stock, the Corporation will:

          (i) promptly give written notice of the proposed registration to all other Holders; and

          (ii) as soon as possible, use its best efforts to effect the proposed registration on Form S-3 and to effect all registrations, qualifications or compliances (including, without limiting the foregoing, (x) appropriate qualification under applicable blue sky or other state securities laws in those jurisdictions reasonably selected by the Holders who request to participate in such proposed registration and (y) appropriate compliance with applicable federal and state requirements and regulations) as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such Common Stock as are specified in such request, together with all or such portion of the Common Stock of any Holders joining in such registration as are specified in a written request received by the Corporation within fifteen (15) business days after written notice from the Corporation is given under Paragraph 7(a)(1)(i) above.

     (2) Notwithstanding the foregoing, the Corporation shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Paragraph 7(a):

          (i) in any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

          (ii) if the Corporation shall have initiated a registration statement on Form S-3 at any time within the immediately preceding six month period or the Company shall have previously initiated four registrations under this Paragraph 7 during the period within which a holder may request a registration under this Paragraph 7.

     (3) Subject to the foregoing Paragraph 7(a)(2), the Corporation shall file a registration statement on Form S-3, if an when available to the Corporation, as soon as possible after receipt of the request or requests of the initiating Holders under this Paragraph 7(a); provided, however, that if the Corporation shall furnish to such initiating Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement or if it would permit such registration statement to include the financial information to be included in the earlier of the next quarterly report on Form 10-Q or annual report on Form 10-K to be filed by the Corporation with the Commission, the Corporation shall have the right to defer such filing to a date not later than one hundred thirty-five (135) days after the receipt of such request (provided that the Corporation shall not have the right to defer the filing of a registration statement pursuant to this Paragraph 7(a)(3) more than once with respect to any such request or requests relating to a particular registration.

     (4) The right of any Holder to request registration or inclusion in any registration pursuant to this Paragraph 7 shall commence on July 1, 1989 and terminate on the earlier of (i) the date on which all shares of Common stock held or entitled to be held upon conversion by such Holder may be sold under Rule 144 during any three (3) month period, or (ii) September 1, 1991.

     (5) The Corporation shall not be liable in any way whatsoever for its inability to cause such Common Stock to be registered on Form S-3, or to maintain the effectiveness, availability or adequacy of the registration statement on Form S-3. The Corporation reserves the right to de-register such Common Stock subject to such registration statement. In order that the Corporation may insure that the Common Stock issued to a Holder is sold in accordance with applicable securities laws, each Holder must advise the Corporate Secretary at least one business day in advance of any proposed disposition of the common stock pursuant to the registration statement. In the event the Corporate Secretary advises such Holder of the unavailability of the registration statement such Holder must refrain from so disposing of the Common Stock until the Corporate Secretary advises the Holder of the availability of the registration statement.

     (b) Selling Commissions. Each Holder who sells shares of Common Stock in any registration pursuant to this Paragraph 7 shall be obligated to pay selling commissions applicable to the sale of the shares of Common Stock by such Holder and all fees and disbursements of counsel for such Holder, in proportion to the number of shares so registered for the account of such Holder. All other reasonable expenses in connection with such registration shall be borne by the Corporation.

     (c) Indemnification By the Corporation. The Corporation will indemnify each Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Paragraph 7 against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of the Securities Act of 1933, as amended, (the "Securities Act") and/or other applicable securities law, or any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required in connection with any such registration, qualification or compliance, and will reimburse each such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Corporation by such Holder and stated to be specifically for use therein.

     (d) Indemnification by the Holders. Each Holder will, if shares of Common Stock held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers, each person who controls the Corporation within the meaning of the Securities Act and the rules and regulations thereunder, and each other such Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and such Holders, directors, officers, partners, persons or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by such Holder and stated to be specifically for use therein.

     (e) Notice of Claim for Indemnification. Each party entitled to indemnification under this Paragraph 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Paragraph 7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     8. Subordination. The Series A Preferred Stock may be subordinated to any series of preferred stock subsequently issued.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 22nd day of November, 1988.

                                               /s/  NACE F. MEFFORD, JR.
                                            -----------------------------------
                                                    Nace F. Mefford, Jr.
                                                          President

ATTEST:

     /s/  MICHAEL J. ALOIA
- ------------------------------------
          Michael J. Aloia
              Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE SIXTH DAY OF JUNE, A.D. 1989, AT 9 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     -----------------------------
                                                              Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571626
                                                              DATE: 07-13-95


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     HARCOR ENERGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Corporation").

     DOES HEREBY CERTIFY:

     FIRST: That by the unanimous written consent of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation declaring said amendment to be advisable and stating that said amendment should be brought before the annual meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that Part A of Article IV of the Certificate of Incorporation of the Corporation be amended so that said Part of said Article shall be and read as follows:

     "A. HarCor Energy, Inc. ("Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, the "Common Stock" and the "Preferred Stock". The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred One Million Five Hundred Thousand (101,500,000) shares. The total number of shares of Common Stock which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares, par value $0.01 per share. The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is One Million Five Hundred Thousand (1,500,000) shares, par value $0.01 per share."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Francis H. Roth, its President, and Michael J. Aloia, its Secretary, this 31st day of May, 1989.

                                            By:   /s/  FRANCIS H. ROTH
                                               -------------------------------
                                                  Francis H. Roth, President

                                            Attest: /s/  MICHAEL J. ALOIA
                                                   ---------------------------
                                                   Michael J. Aloia, Secretary

                              State of Delaware                     PAGE 1

                       Office of the Secretary of State

                           -----------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF APRIL, A.D. 1991, AT 9 O'CLOCK A.M.













                     [SEAL]                 /s/ EDWARD J. FREEL
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION: 7571627
2126867   8100
                                                      DATE: 07-13-95
950156132

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 04/08 1991
                                                      910995342 - 2126867

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION

        HARCOR ENERGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Corporation")

        DOES HEREBY CERTIFY:

        FIRST: That by the unanimous written consent of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation declaring said amendment to be advisable and stating that said amendment should be brought before the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

        RESOLVED, that Part A of Article IV of the Certificate of Incorporation of the Corporation be amended so that said Part of said Article shall be and read and follows:

        "A. HarCor Energy, Inc. ("Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, the "Common Stock" and the "Preferred Stock". The total number of shares of stock which the Corporation shall have the authority to issue is Eleven Million Five Hundred Thousand (11,500,000) shares. The total number of shares of Common Stock which the Corporation shall have the authority to issue is Ten Million (10,000,000) shares, par value $0.10 per share. The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is One Million Five Hundred Thousand (1,500,000) shares, par value $0.01 per share."

        SECOND: That thereafter, pursuant to resolution of its Board of Directors, written consent to the amendment was obtained from a majority of stockholders of the corporation in accordance with Section 228 of the general Corporation law of the State of Delaware.

        THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

        In WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Francis H. Roth, its President, and Gary Peck, its Secretary, this 8th day of April, 1991.



                                         By:  /s/ FRANCIS H. ROTH
                                              ---------------------------------
                                              Francis H. Roth, President



                                     Attest:  /s/ GARY PECK
                                              ---------------------------------
                                              Gary Peck, Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF APRIL, A.D. 1993, AT 11 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     -----------------------------
                                                              Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571628
                                                              DATE: 07-13-95


                  CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
                 RIGHTS OF SERIES B CONVERTIBLE PREFERRED STOCK

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     The undersigned Chairman of the Board and Secretary, respectively, of HarCor Energy, Inc., a Delaware corporation (the "Corporation") certify that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolutions creating the Series B Convertible Preferred Stock.

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's Certificate of Incorporation, a series of preferred stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"), to consist of 30,000 shares, par value $.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation) as follows:

1. Certain Definitions.

     Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in subparagraph 5(d) below.

     Conversion Price. The term "Conversion Price" shall mean the price per share of Common Stock used to determine the number of shares of Common Stock deliverable upon conversion of a share of the Series B Preferred Stock, which price shall initially be

3.90 per share, subject to adjustment in accordance with the provisions of paragraph 5 below.

     Current Market Price. The term "Current Market Price" shall have the meaning set forth in subparagraph 5(g) below.

     Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in subparagraph 2(a) below.

     Dividend Period. The term "Dividend Period" shall have the meaning set forth in subparagraph 2(a) below.

     Final Redemption Date. The term "Final Redemption Date" shall have the meaning set forth in subparagraph 4(e) below.

     Issue Date. The term "Issue Date" shall mean the date that shares of Series B Preferred Stock are first issued by the Corporation.

     Junior Stock. The term "Junior Stock" shall mean, for purposes of paragraph 2 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Series B Preferred Stock shall have been so paid or declared and set apart for payment and, for purposes of paragraph 3 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Series B Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

     Parity Stock. The term "Parity Stock" shall mean, for purposes of paragraph 2 below the Series A 8% Cumulative Convertible Preferred Stock of the Corporation and, any other class or series of stock of the Corporation issued after the Issue Date entitled to receive payment of dividends on a parity with the Series B Preferred Stock and, for purposes of paragraph 3 below, the Series A 8% Cumulative Convertible Preferred Stock of the Corporation and any other class or series of stock of the Corporation issued after the Issue Date entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series B Preferred Stock.

     Purchase Price. The term "Purchase Price" shall mean $100.00 per share.

     Redemption Agent. The term "Redemption Agent" shall have the meaning set forth in subparagraph 4(d) below.

     Redemption Date. The term "Redemption Date" shall have the meaning set forth in subparagraph 4(c) below.

     Redemption Price. The term "Redemption Price" shall mean the price to be paid upon redemption of the Series B Preferred Stock, as determined in accordance with subparagraph 4(a) below.

     Senior Stock. The term "Senior Stock" shall mean, for purposes of paragraph 2 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series B Preferred Stock in respect of the right to receive dividends, and, for purposes of paragraph 3 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series B Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Subsidiary. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

     2. Dividends.

     (a) Subject to the prior preferences and other rights of any Senior Stock, the holders of the Series B Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of $8.00 per share per annum, and no more. Such dividends shall be cumulative from the Issue Date and shall be payable in arrears, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year (each such date being herein referred to as a "Dividend Payment Date"), commencing on June 30, 1993. The quarterly period between consecutive Dividend Payment Dates shall hereinafter be referred to as a "Dividend Period." Each such dividend shall be paid to the holders of record of the Series B Preferred Stock as their names appear on the share register of the Corporation on the corresponding Record Date. As used above, the term "Record Date" means, with respect to the dividend payable on March 31, June 30, September 30 and December 31, respectively, of each year, the preceding March 15, June 15, September 15 and December 15, or such other record date designated by the Board of Directors of the Corporation with respect to the dividend payable on such respective Dividend Payment Date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (b) In the event that full cash dividends are not paid or made available to the holders of all outstanding shares of the Series B Preferred Stock and of any Parity Stock, and funds available shall be insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount available for payment of cash dividends shall be distributed among the holders of the Series B Preferred Stock and of any Parity Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, any remainder not paid in cash to the holders of the Series B Preferred Stock shall cumulate as provided in subparagraph 2(c) below.

     (c) If, on any Dividend Payment Date, the holders of the Series B Preferred Stock shall not have received the full dividends provided for in the other provisions of this paragraph 2, then such dividends shall cumulate without interest, whether or not earned or declared, with additional dividends thereon for each succeeding full Dividend Period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day-to-day basis and shall be computed on the basis of a 360 day year.

     (d) So long as any shares of the Series B Preferred Stock shall be outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common Stock, together with cash in lieu of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Corporation or any Subsidiary, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of the Series B Preferred Stock shall have been entitled for all previous Dividend Periods shall have been paid or declared and a sum of money sufficient for the payment thereof set apart.

3. Distributions Upon Liquidation, Dissolution or Winding Up.

     In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series B Preferred Stock shall be entitled to be paid the Purchase Price of all outstanding shares of the Series B Preferred Stock as of the date of such liquidation or dissolution or such other winding up, plus any accrued but unpaid dividends, if any, to such date, and no more, in cash or in property taken at its fair value as determined by the Board of Directors, or both, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Series B Preferred Stock, and if payment shall have been made in full to the holders of any Senior

Stock and Parity Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series B Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series B Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation to another corporation or corporations shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3.

4. Redemption By the Corporation.

     (a) The Series B Preferred Stock shall not be redeemed in whole or in part prior to January 1, 1995. On and after January 1, 1995, the Series B Preferred Stock may be redeemed by the Corporation in cash at any time in whole or, (subject to the last sentence of subparagraph 4(b) below) from time to time in part, at the option of the Corporation, at a price of $150.00 per share (the "Redemption Price") on any date that the closing price per share of Common Stock has been at least $5.85 (as adjusted for any stock dividend, split, combination or reclassification) for at least 20 of the 30 consecutive trading days ending on the fifth day prior to the notice of redemption.

     (b) If less than all of the outstanding shares of the Series B Preferred Stock are to be redeemed, such shares shall be redeemed pro rata to the extent reasonably practicable.

     (c) Notice of every proposed redemption of the Series B Preferred Stock shall be sent by or on behalf of the Corporation, by first class mail, postage prepaid, to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption (the "Redemption Date") (i) notifying such holders of the election of the Corporation to redeem such shares and of the date of redemption,
(ii) stating the date on which the shares cease to be convertible, and the Conversion Price, (iii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the Redemption Price therefor, and (iv) stating the name and address of any Redemption Agent selected by the Corporation in accordance with subparagraph 4(d) below, and the name and address of the Corporation's transfer agent for the Series B

Preferred Stock. The Corporation may act as the transfer agent for the Series B Preferred Stock.

     (d) The Corporation may act as the redemption agent to redeem the Series B Preferred Stock. The Corporation may also appoint as its agent for such purpose a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000), and may appoint any one or more additional such agents which shall in each case be a bank or trust company in good standing organized under the laws of the United States of America or of any jurisdiction thereof, having an office or offices in the City of Houston, Texas, or such other place as shall have been designated by the Corporation, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000). The Corporation or such bank or trust company are hereinafter referred to as the "Redemption Agent". Following such appointment and prior to any redemption, the Corporation shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Corporation, to cause such notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two business days prior to the Redemption Date, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

     (e) If notice of redemption shall have been given as hereinbefore provided, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date prior to the Redemption Date, except as set forth in paragraph 5 hereof. If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date prior to the date (the "Final Redemption Date") when the Corporation makes payment or delivery as aforesaid to the holders of the Series B Preferred Stock, except as set forth in paragraph 5 hereof. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receipt of amounts to be paid hereunder. The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series B Preferred Stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

5. Conversion Rights.

     The Series B Preferred Stock shall be convertible into Common Stock as follows:

     (a) Optional Conversion. Subject to and upon compliance with the provisions of this paragraph 5, the holder of any shares of the Series B Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any and all of the shares of Series B Preferred Stock, into fully paid and nonassessable shares of Common Stock at the Conversion Price (as hereinafter defined) in effect on the Conversion Date (as hereinafter defined) upon the terms hereinafter set forth. In case any share of Series B Preferred Stock is called for redemption, such right of conversion shall terminate at the close of business on the fifth day prior to the Redemption Date or, if the Corporation shall default in the payment of the Redemption Price, at the close of business on the fifth day prior to the Final Redemption Date.

     (b) Automatic Conversion. Each outstanding share of Series B Preferred Stock shall automatically be converted, without any further act of the Corporation or its stockholders, into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect (i) on the first date after December 31, 1996 until December 31, 1998 that the closing price per share of Common Stock has been at least $5.85 (as adjusted for any stock dividend, split, combination or reclassification) for 20 of 30 consecutive trading days; or (ii) on December 31, 1998.

     (c) Conversion Price. Each share of Series B Preferred Stock shall be converted into a number of shares of Common Stock determined by dividing (i) Purchase Price by (ii) the Conversion Price in effect on the Conversion Date. The Conversion Price at which shares of Common Stock shall initially be issuable upon conversion of the shares of the Series B Preferred Stock shall be $3.90. The Conversion Price shall be subject to adjustment as set forth in subparagraph 5(f). No payment or adjustment shall be made for any dividends on the Series B Preferred Stock or Common Stock issuable upon such conversion.

     (d) Mechanics of Conversion. The holder of any shares of Series B Preferred Stock may exercise the conversion right specified in subparagraph 5(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Upon the occurrence of the event specified in subparagraph 5(b), the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series B Preferred Stock are either delivered to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made or on the date of the occurrence of the event specified in subparagraph 5(b), as the case may be, and such date is referred to herein as the "Conversion Date," Subject to the provisions of subparagraph 5(f)(v), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series B Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversions pursuant to subparagraph 5(b)) the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 5(e). Subject to the provisions of subparagraph 5(f)(v), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion (in the case of conversion pursuant to subparagraph 5(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.

     (f) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Corporation shall (1) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (2) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or
     (3) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

          (ii) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (1) of shares of any class other than its Common Stock or (2) of evidence of indebtedness of the Corporation or any Subsidiary or (3) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 5(f)(i) above), or (4) of rights or warrants each holder of a share of Series B Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of Common Stock to which he is entitled, the amount of such assets (or, at the option of the Corporation, the sum equal to the value thereof at the time of distribution as determined by the Board of Directors in its sole discretion) that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

          (iii) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance. In any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock.

          (iv) Special Adjustment of Conversion Price. Notwithstanding the other provisions of this subparagraph (f), in the event of a Corporate Change (as defined herein) or an Ownership Change (as herein defined), the Conversion Price on the date of occurrence of such event shall be the Current Market Price, if the Current Market Price is less that the Conversion Price in effect prior to such date. A "Corporate Change" shall mean a consolidation with or merger of the Corporation with or into another corporation or entity, or any sale, lease or conveyance to another corporation or entity of the assets of the Corporation as an entirety or substantially as an entirety, in any of which transactions the stockholders of the Corporation after completion of any such transaction own less than fifty percent (50%) of the voting power in the election of directors generally of the other corporation or entity. An "Ownership Change" with respect to the Corporation shall be deemed to have occurred at such time as any person (other than Mark G. Harrington) together with any of its Affiliates or Associates (as defined below) becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding Common Stock of the Corporation pursuant to a transaction that does not constitute a Corporate Change with respect to the Corporation. An "Affiliate" of a specified person is a person that directly or indirectly controls, or is controlled by, or is under common control with, the person specified. An "Associate" of a person means (1) any corporation or organization, other than the Corporation or any majority owned subsidiary of the Corporation, of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of the person or any relative of the spouse, who has the same home as the person or who is a director or officer of the person or any of its parents or subsidiaries. As used herein, a person shall be deemed to have "beneficial ownership" with respect to, and shall be deemed to "beneficially own," any securities of the Corporation in accordance with Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations (including Rule 13d-3, Rule 13d-5 and any successor rules) promulgated by the Securities and Exchange Commission thereunder.

          (v) Rounding of Calculations; Minimum Adjustment. All calculations under the subparagraph (f) shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this paragraph 5 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.05 until the end of three years after such adjustment would otherwise have been required, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount any other amount or amounts so carried forward, shall aggregate $0.05 or more.

          (vi) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph (f) shall require that any adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subparagraph (e) of this paragraph 5, provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     (g) Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted on the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average or the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

     (h) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in subparagraph 5(f), the Corporation shall forthwith file, at the office of any transfer agent for the Series B Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series B Preferred Stock at its address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's independent public accountants, if applicable. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 5(i).

     (i) Notice to Holders. In the event the Corporation shall propose to take any action of the type described in clause (i), (ii) or (iii) of subparagraph 5(f), the Corporation shall give notice to each holder of shares of Series B Preferred Stock, in the manner set forth in subparagraph 5(h), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series B Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (j) Treasury Stock. For the purposes of this paragraph 5, the sale or other disposition of any Common Stock theretofore held in the Corporation's treasury shall be deemed to be an issue thereof.

     (k) Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

     (l) Reservation of Shares. The Corporation shall reserve at all times so long as any shares of Series B Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series B Preferred Stock.

     (m) Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Series B Preferred Stock will upon issuance by the Corporation by duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

6. Voting Rights.

     (a) In addition to any other rights provided in the Corporation's Bylaws or by law, each share of Series B Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the whole number of shares of Common Stock into which each share of Series B Preferred Stock is then convertible, and each share of Series B Preferred Stock shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class, except for all the matters set forth in this paragraph 6 on which the Series B Preferred Stock shall have class voting rights and in such instance the Series B Preferred Stock shall not vote together with the Common Stock. In all cases where the holders of shares of Series B Preferred Stock have the right to vote separately as a class, such holders shall be entitled to one vote for each share of Series B Preferred Stock held by them respectively.

     (b) If and whenever the Corporation shall have failed to declare and pay in cash the full amount of dividends payable on the Series B Preferred Stock on any two (2) Dividend Payment Dates, then and in such event the holders of the Series B Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of the stockholders of the Corporation or at any special meeting to elect two (2) directors. Upon election, such directors shall become additional directors of the Corporation, and the authorized number of directors of the Corporation shall thereupon be automatically increased by such number of directors. Such right of the holders of Series B Preferred Stock to elect directors may be exercised until all dividends in default on the Series B Preferred Stock shall have been paid in full, and dividends for the current Dividend Period declared and funds therefor set apart, and when so paid and set apart, the right of the holders of Series B Preferred Stock to elect such number of directors shall cease, the term of such directors shall thereupon terminate, and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the vesting of such special voting rights in the case of any such future dividend default or defaults. The fact that dividends have been paid and set apart as required by the preceding sentence shall be evidenced by a certificate executed by the Chief Executive Officer and the Chief Financial Officer of the Corporation and delivered to the Board of Directors or until their respective successors shall be elected or appointed and qualify.

     At any time when such special voting rights have been so vested in the holders of the Series B Preferred Stock, the Secretary of the Corporation may, and, upon the written request of the holders of record of 10% or more the number of shares of the Series B

Preferred Stock then outstanding addressed to such Secretary at the principal office of the Corporation, shall, call a special meeting of the holders of the Series B Preferred Stock for the election of the directors to be elected by them as hereinabove provided, to be held in the case of such written request within forty (40) days after delivery of such request, and in either case to be held at the place and upon the notice provided by law and in the Corporation's By-Laws for the holding of meetings of stockholders; provided however that the Secretary shall not be required to call such a special meeting if any such request is received less than ninety (90) days before the date fixed for the next ensuing annual or special meeting of stockholders.

     (c) If, at any time when the holders of the Series B Preferred Stock are entitled to elect directors pursuant to the foregoing provisions of this paragraph 6, the holders of any one or more additional series of Preferred Stock are entitled to elect directors by reason of any default or event specified in the certificate of designation for such series, and if the terms for such other additional series so permit, the voting rights of the two or more series then entitled to vote shall be combined (with each series having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of the Series B Preferred Stock and of all such other series then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other series have elected such directors prior to the happening of the default or event permitting the holders of Series B Preferred Stock to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation from the holders of not less than 10% of the then outstanding shares of Series B Preferred Stock, then such directors so previously elected will be deemed to have been elected by and on behalf of the holders of Series B Preferred Stock as well as such other series, without prejudice to the right of the holders of Series B Preferred Stock to vote for directors if such previously elected directors shall resign, cease to serve or stand for reelection while the holders of Series B Preferred Stock are entitled to vote. If the holders of any such other series are entitled to elect in excess of two (2) directors, the Series B Preferred Stock shall not participate in the election of more than two (2) such directors and those directors whose terms first expire shall be deemed to be the directors elected by the holders of Series B Preferred Stock; provided that, if at the expiration of such terms the holders of Series B Preferred Stock are entitled to vote in the election of directors pursuant to the provisions of this paragraph 6, then the Secretary of the Corporation shall call a meeting (which meeting may be the annual meeting or special meeting of stockholders referred to in subparagraph 6(b)) of holders of Series B Preferred Stock for the purpose of electing replacement directors (in accordance with the provisions of this paragraph 6) to be held at or prior to the time of expiration of the expiring terms referred to above.

     (d) At any meeting held for the purpose of electing directors at which the holders of Series B Preferred Stock shall have the right to elect a director as provided in subparagraph (b), the presence, in person or by proxy, of the holders of a majority of the voting power of such Series B Preferred Stock then outstanding shall be required to constitute a quorum of such Series B Preferred Stock for such election. At any such meeting or adjournment thereof, the absence of such a quorum of holders of Series B Preferred Stock shall not prevent the election of directors other than the directors to be elected by holders of such Series B Preferred Stock pursuant to subparagraph (b), and the absence of a quorum for the election of such other directors shall not prevent the election of the director to be elected by the holders of Series B Preferred Stock as provided in subparagraph
(b), and in the absence of either or both of such quorums, the holders of a majority of the voting power present in person or by proxy of the class of stock which lacks a quorum shall have the power to adjourn the meeting. A vacancy in the directorship to be elected by the holders of Series B Preferred Stock pursuant to subparagraph (b) may be filed only by vote or written consent of a majority in interest of such Series B Preferred Stock, at the time outstanding.

     (e) At any time while a minimum of fifty percent (50%) of the shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least a majority of the voting power of the Series B Preferred Stock then outstanding, acting separately as one class, take any action to cause any amendment, alteration or repeal of its Certificate of Incorporation or Bylaws if such action would alter adversely or change the preference rights, privileges or powers of, or the restrictions provided for the benefit of the Series B Preferred Stock or increase or decrease the number of shares of Series B Preferred Stock authorized hereby; provided, however, that the issuance of additional classes or series of Junior Stock, Parity Stock or Senior Stock, or an increase in the authorized amount of Preferred Stock or any other class or series of Junior Stock, Parity Stock or Senior Stock shall not require the approval or consent of the holders of the Series B Preferred Stock.

7. Exclusion of Other Rights.

     Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Series B Preferred Stock shall have no preemptive or subscription rights.

8. Headings of Subdivisions.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions.

     If any right, preference or limitation of the Series B Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares.

     Shares of Series B Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

     IN WITNESS WHEREOF, this Certificate has been duly executed by the undersigned Chairman of the Board and Secretary of the Corporation this 15th day of April, 1993.

                                            HARCOR ENERGY, INC.

                                            By:   /s/  MARK G. HARRINGTON
                                                ------------------------------
                                                       Mark G. Harrington
                                                      Chairman of the Board

ATTEST:

       /s/  GARY S. PECK
- -----------------------------------
            Gary S. Peck
             Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE FIFTH DAY OF MAY, A.D. 1993, AT 10:42 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     -----------------------------
                                                              Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571629
                                                              DATE: 07-13-95

                  CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
                 RIGHTS OF SERIES C CONVERTIBLE PREFERRED STOCK

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     The undersigned Chairman of the Board and Secretary, respectively, of HarCor Energy, Inc., a Delaware corporation (the "Corporation") certify that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolutions creating the Series C Convertible Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's Certificate of Incorporation, a series of preferred stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series C Convertible Preferred Stock (the "Series C Preferred Stock"), to consist of 10,000 shares, par value $.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation) as follows:

1. Certain Definitions.

     Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in subparagraph 5(d) below.

     Conversion Price. The term "Conversion Price" shall mean the price per share of Common Stock used to determine the number of shares of Common Stock deliverable upon conversion of a share of the Series C Preferred Stock, which price shall initially be $3.90 per share, subject to adjustment in accordance with the provisions of paragraph 5 below.

     Current Market Price. The term "Current Market Price" shall have the meaning set forth in subparagraph 5(g) below.

     Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in paragraph 2(a) below.

     Dividend Period. The term "Dividend Period" shall have the meaning set forth in subparagraph 2(a) below.

     Final Redemption Date. The term "Final Redemption Date" shall have the meaning set forth in subparagraph 4(e) below.

     Issue Date. The term "Issue Date" shall mean the date that shares of Series C Preferred Stock are first issued by the Corporation.

     Junior Stock. The term "Junior Stock" shall mean, for purposes of paragraph 2 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Series C Preferred Stock shall have been so paid or declared and set apart for payment and, for purposes of paragraph 3 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Series C Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

     Parity Stock. The term "Parity Stock" shall mean, for purposes of paragraph 2 below the Series A 8% Cumulative Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Corporation and any other class or series of stock of the Corporation issued after the Issue Date entitled to receive payment of dividends on a parity with the Series C Preferred Stock and, for purposes of paragraph 3 below, the Series A 8% Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock of the Corporation and any other class or series of stock of the Corporation issued after the Issue Date entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series C Preferred Stock.

     Purchase Price. The term "Purchase Price" shall mean $100.00 per share.

     Redemption Agent. The term "Redemption Agent" shall have the meaning set forth in subparagraph 4(d) below.

     Redemption Date. The term "Redemption Date" shall have the meaning set forth in subparagraph 4(c) below.

     Redemption Price. The term "Redemption Price" shall mean the price to be paid upon redemption of the Series C Preferred Stock, as determined in accordance with subparagraph 4(a) below.

     Senior Stock. The term "Senior Stock" shall mean, for purposes of paragraph 2 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series C Preferred Stock in respect of the right to receive dividends, and, for purposes of paragraph 3 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series C Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Subsidiary. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

2. Dividends.

     (a) Subject to the prior preferences and other rights of any Senior Stock, the holders of the Series C Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of $8.00 per share per annum, and no more. Such dividends shall be cumulative from the Issue Date and shall be payable in arrears, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year (each such date being herein referred to as a "Dividend Payment Date"), commencing on June 30, 1993. The quarterly period between consecutive Dividend Payment Dates shall hereinafter be referred to as a "Dividend Period." Each such dividend shall be paid to the holders of record of the Series C Preferred Stock as their names appear on the share register of the Corporation on the corresponding Record Date. As used above, the term "Record Date" means, with respect to the dividend payable on March 31, June 30, September 30 and December 31, respectively, of each year, the preceding March 15, June 15, September 15 and December 15, or such other record date designated by the Board of Directors of the Corporation with respect to the dividend payable on such respective Dividend Payment Date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (b) In the event that full cash dividends are not paid or made available to the holders of all outstanding shares of the Series C Preferred Stock and of any Parity Stock, and funds available shall be insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount available for payment of cash dividends shall be distributed among the holders of the Series C Preferred Stock and of any Parity Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, any remainder not paid in cash to the holders of the Series C Preferred Stock shall cumulate as provided in subparagraph 2(c) below.

     (c) If, on any Dividend Payment Date, the holders of the Series C Preferred Stock shall not have received the full dividends provided for in the other provisions of this paragraph 2, then such dividends shall cumulate without interest, whether or not earned or declared, with additional dividends thereon for each succeeding full Dividend Period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day-to-day basis and shall be computed on the basis of a 360 day year.

     (d) So long as any shares of the Series C Preferred Stock shall be outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common Stock, together with cash in lieu of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Corporation or any Subsidiary, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of the Series C Preferred Stock shall have been entitled for all previous Dividend Periods shall have been paid or declared and a sum of money sufficient for the payment thereof set apart.

3. Distributions Upon Liquidation, Dissolution or Winding Up.

     In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series C Preferred Stock shall be entitled to be paid the Purchase Price of all outstanding shares of the Series C Preferred Stock as of the date of such liquidation or dissolution or such other winding up, plus any accrued but unpaid dividends, if any, to such date, and no more, in cash or in property taken at its fair value as determined by the Board of Directors, or both, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Series C Preferred Stock, and if payment shall have been made in full to the holders of any Senior Stock and Parity Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series C Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series C Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation to another corporation or corporations shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3.

4. Redemption By the Corporation.

     (a) The Series C Preferred Stock shall not be redeemed in whole or in part prior to January 1, 1995. On and after January 1, 1995, the Series C Preferred Stock may be redeemed by the Corporation in cash at any time in whole or, (subject to the last sentence of subparagraph 4(b) below) from time to time in part, at the option of the Corporation, at a price of $150.00 per share (the "Redemption Price") on any date that the closing price per share of Common Stock has been at least $5.85 (as adjusted for any stock dividend, split, combination or reclassification) for at least 20 of the 30 consecutive trading days ending on the fifth day prior to the notice of redemption.

     (b) If less than all of the outstanding shares of the Series C Preferred Stock are to be redeemed, such shares shall be redeemed pro rata to the extent reasonably practicable.

     (c) Notice of every proposed redemption of the Series C Preferred Stock shall be sent by or on behalf of the Corporation, by first class mail, postage prepaid, to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than thirty (30) days not more than sixty (60) days prior to the date fixed for redemption (the "Redemption Date") (i) notifying such holders of the election of the Corporation to redeem such shares and of the date of redemption,
(ii) stating the date on which the shares cause to be convertible, and the Conversion Price, (iii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the Redemption Price therefor, and (iv) stating the name and address of any Redemption Agent selected by the Corporation in accordance with subparagraph 4(d) below, and the name and address of the Corporation's transfer agent for the Series C Preferred Stock. The Corporation may act as the transfer agent for the Series C Preferred Stock.

     (d) The Corporation may act as the redemption agent to redeem the Series C Preferred Stock. The Corporation may also appoint as its agent for such purpose a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000), and may appoint any one or more additional such agents which shall in each case be a bank or trust company in good standing organized under the laws of the United States of America or of any jurisdiction thereof, having an office or offices in the City of Houston, Texas, or such other place as shall have been designated by the corporation, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000). The Corporation or such bank or trust company are hereinafter referred to as the "Redemption Agent". Following such appointment and prior to any redemption, the Corporation shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Corporation, to cause such notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two business days prior to the

Redemption Date, for the pro rata benefit of the holders of the shares are so called for redemption, so as to be and continue to be available therefor. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

     (e) If notice of redemption shall have been given as hereinbefore provided, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date prior to the Redemption Date, except as set forth in paragraph 5 hereof. If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date prior to the date (the "Final Redemption Date") when the Corporation makes payment or delivery as aforesaid to the holders of the Series C Preferred Stock, except as set forth in paragraph 5 hereof. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receipt of amounts to be paid hereunder. The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series C Preferred Stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

5. Conversion Rights.

     The Series C Preferred Stock shall be convertible into Common Stock as follow:

          (a) Optional Conversion. Subject to and upon compliance with the provisions of this paragraph 5, the holder of any shares of the Series C Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any and all of the shares of Series C Preferred Stock, into fully paid and nonassessable shares of Common Stock at the Conversion Price (as hereinafter defined) in effect on the Conversion Date (as hereinafter defined) upon the terms hereinafter set forth. In case any share of Series C Preferred Stock is called for redemption, such right of conversion shall terminate at the close of business on the fifth day prior to the Redemption Date or, if the Corporation shall default in the payment of the Redemption Price, at the close of business on the fifth day prior to the Final Redemption Date.

          (b) Automatic Conversion. Each outstanding share of Series C Preferred Stock shall automatically be converted, without any further act of the Corporation or its stockholders, into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect (i) on the first date after December 31, 1996 until December 31, 1998 that the closing price per share of Common Stock has been at least $5.85 (as adjusted for any stock dividend, split, combination or reclassification) for 20 of 30 consecutive trading days; or (ii) on December 31, 1998.

          (c) Conversion Price. Each share of Series C Preferred Stock shall be converted into a number of shares of Common Stock determined by dividing
     (i) Purchase Price by (ii) the Conversion Price in effect on the Conversion Date. The Conversion Price at which shares of Common Stock shall initially be issuable upon conversion of the shares of the Series C Preferred Stock shall be $3.90. The Conversion Price shall be subject to adjustment as set forth in subparagraph 5(f). No payment or adjustment shall be made for any dividends on the Series C Preferred Stock or Common Stock issuable upon such conversion.

          (d) Mechanics of Conversion. The holder of any shares of Series C Preferred Stock may exercise the conversion right specified in subparagraph 5(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Upon the occurrence of the event specified in subparagraph 5(b), the outstanding shares of Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series C Preferred Stock are either delivered to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made or on the date of the occurrence of the event specified in subparagraph 5(b), as the case may be, and such date is referred to herein as the "Conversion Date." Subject to the provisions of subparagraph 5(f)(v), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series C Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversions pursuant to subparagraph 5(b)) the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 5(e). Subject to the provisions of subparagraph 5(f)(v), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series C Preferred Stock surrendered for conversion (in the case of conversion pursuant to subparagraph 5(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series C Preferred Stock representing the unconverted portion of the certificate so surrendered.

          (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series C Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.

          (f) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

             (i) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Corporation shall (1) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (2) subdivide or reclassify the outstanding shares of common Stock into a greater number of shares, or (3) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series C Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series C Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

             (ii) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (1) of shares of any class other than its Common Stock or (2) of evidence of indebtedness of the Corporation or any Subsidiary or (3) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 5(f)(i) above), or (4) of rights or warrants each holder of a share of Series C Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of Common Stock to which he is entitled, the amount of such assets (or, at the option of the Corporation, the sum equal to the value thereof at the time of distribution as determined by the Board of directors in its sole discretion) that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

             (iii) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Series C Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series C Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance. In any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series C Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series C Preferred Stock.

             (iv) Special Adjustment of Conversion Price. Notwithstanding the other provisions of this subparagraph (f), in the event of a Corporate Change (as defined herein) or an Ownership Change (as herein defined), the Conversion Price on the date of occurrence of such event shall be the Current Market Price, if the Current Market Price is less than the Conversion Price in effect prior to such date. A "Corporate Change" shall mean a consolidation with or merger of the Corporation with or into another corporation or entity, or any sale, lease or conveyance to another corporation or entity of the assets of the Corporation as an entirety or substantially as an entirety, in any of which transactions the stockholders of the Corporation after completion of any such transaction own less than fifty percent (50%) of the voting power in the election of directors generally of the other corporation or entity. An "Ownership Change" with respect to the Corporation shall be deemed to have occurred at such time as any person (other than Mark G. Harrington) together with any of its Affiliates or Associates (as defined below) becomes the beneficial owner, directly or indirectly, or more than 50% of the outstanding Common Stock of the Corporation pursuant to a transaction that does not constitute a Corporate Change with respect to the Corporation. An "Affiliate" of a specified person is a person that directly or indirectly controls, or is controlled by, or is under common control with, the person specified. An "Associate" of a person means (1) any corporation or organization, other than the Corporation or any majority owned subsidiary of the Corporation, of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity; and (3) any relative or spouse of the person or any relative of the spouse, who has the same home as the person or who is a director or officer of the person or any of its parents or subsidiaries. As used herein, a person shall be deemed to have "beneficial ownership" with respect to, and shall be deemed to "beneficially own," any securities of the Corporation in accordance with Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations (including Rule 13d-3, Rule 13d-5 and any successor rules) promulgated by the Securities and Exchange Commission thereunder.

             (v) Rounding of Calculations; Minimum Adjustment. All calculations under the subparagraph (f) shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this paragraph 5 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.05 until the end of three years after such adjustment would otherwise have been required, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount any other amount or amounts so carried forward, shall aggregate $0.05 or more.

             (vi) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph
        (f) shall require that any adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series C Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subparagraph (e) of this paragraph 5, provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

          (g) Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

          (h) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in subparagraph 5(f), the Corporation shall forthwith file, at the office of any transfer agent for the Series C Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series C
     Preferred Stock at its address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's independent public accountants, if applicable. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 5(i).

          (i) Notice to Holders. In the event the Corporation shall propose to take any action of the type described in clause (i), (ii) or (iii) of subparagraph 5(f), the Corporation shall give notice to each holder of shares of Series C Preferred Stock, in the manner set forth in subparagraph 5(h), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series C Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          (j) Treasury Stock. For the purposes of this paragraph 5, the sale or other disposition of any Common Stock theretofore held in the Corporation's treasury shall be deemed to be an issue thereof.

          (k) Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series C Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series C Preferred Stock in respect of which such shares are being issued.

          (l) Reservation of Shares. The Corporation shall reserve at all times so long as any shares of Series C Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series C Preferred Stock.

          (m) Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Series C Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

6. Voting Rights.

     (a) In addition to any other rights provided in the Corporation's Bylaws or by law, each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the whole number of shares of Common Stock into which each share of Series C Preferred Stock is then convertible, and each share of Series C Preferred Stock shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class, except for all the matters set forth in this paragraph 6 on which the Series C Preferred Stock shall have class voting rights and in such instance the Series C Preferred Stock shall not vote together with the Common Stock. In all cases where the holders of shares of Series C Preferred Stock have the right to vote separately as a class, such holders shall be entitled to one vote for each share of Series C Preferred Stock held by them respectively.

     (b) At any time while a minimum of fifty percent (50%) of the shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least a majority of the voting power of the Series C Preferred Stock then outstanding, acting separately as one class, take any action to cause any amendment, alteration or repeal of its Certificate of Incorporation or Bylaws if such action would alter adversely or change the preference rights, privileges or powers of, or the restrictions provided for the benefit of the Series C Preferred Stock or increase or decrease the number of shares of Series C Preferred Stock authorized hereby; provided, however, that the issuance of additional classes or series of Junior Stock, Parity Stock or Senior Stock, or an increase in the authorized amount of Preferred Stock or any other class or series of Junior Stock, Parity Stock or Senior Stock shall not require the approval or consent of the holders of the Series C Preferred Stock.

7. Exclusion of Other Rights.

     Except as may otherwise be required by law, the shares of Series C Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Series C Preferred Stock shall have no preemptive or subscription rights.

8. Headings of Subdivisions.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions.

     If any right, preference or limitation of the Series C Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares.

     Shares of Series C Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

     IN WITNESS WHEREOF, this Certificate has been duly executed by the undersigned Chairman of the Board and Secretary of the Corporation this 26 day of April, 1993.

                                            HARCOR ENERGY, INC.

                                            By: /s/  MARK G. HARRINGTON
                                                ------------------------------
                                                     Mark G. Harrington
                                                   Chairman of the Board

ATTEST:
/s/  GARY S. PECK
- --------------------------------
     Gary S. Peck
      Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF JULY, A.D. 1993, AT 9 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     -----------------------------
                                                              Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571630
                                                              DATE: 07-13-95

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     HARCOR ENERGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Corporation"),

DOES HEREBY CERTIFY:

     FIRST: That by the unanimous written consent of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation to amend Part A of
     Article IV of the Certificate of Incorporation of the Corporation to increase the number of authorized shares of the common stock of the Corporation from ten million shares to fifteen million shares, so that as amended Part A of Article IV shall read as follows:

        "A. HarCor Energy, Inc. ("Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, the "Common Stock" and the "Preferred Stock". The total number of shares of stock which the Corporation shall have the authority to issue is Sixteen Million Five Hundred Thousand (16,500,000) shares. The total number of shares of Common Stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000) shares, par value $0.10 per share. The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is One Million Five Hundred Thousand (1,500,000) shares, par value $0.01 per share."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Mark G. Harrington, its Chairman of the Board, and Gary Peck, its Secretary, this 22 day of June, 1993.

                                            HARCOR ENERGY, INC.

                                            By:   /s/  MARK G. HARRINGTON
                                                -------------------------------
                                                 Mark G. Harrington, President

ATTEST:

/s/  GARY PECK
- ----------------------------------
Gary Peck, Secretary

                              State of Delaware                     PAGE 1

                       Office of the Secretary of State

                           -----------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JUNE, A.D. 1994, AT 1 O'CLOCK P.M.













                     [SEAL]                 /s/ EDWARD J. FREEL
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION: 7571631
2126867   8100
                                                      DATE: 07-13-95
950156132

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION

        HARCOR ENERGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Corporation"),

DOES HEREBY CERTIFY:

        FIRST: That by the unanimous written consent of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof.

        The resolution setting forth the  proposed amendment is as follows:

        RESOLVED, that the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation to amend Part A of Article IV of the Certificate of Incorporation of the Corporation to increase the number of authorized shares of the common stock of the Corporation from fifteen million shares to twenty-five million shares, so that as amended Part A of Article IV shall read as follows:

        "A. HarCor Energy, Inc. ("Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, the "Common Stock" and the "Preferred Stock". The total number of shares of stock which the Corporation shall have the authority to issue is Twenty-Six Million Five Hundred Thousand (26,500,000) shares. The total number of shares of Common Stock which the Corporation shall have the authority to issue is Twenty-Five Million (25,000,000) shares, par value $0.10 per share. The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is One Million Five Hundred Thousand (1,500,000) shares, par value $0.01 per share."

        SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: That said amendment was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Mark G. Harrington, its Chairman of the Board, and Gary S. Peck, its Secretary, this 15th day of June, 1994.


                                         HARCOR ENERGY, INC.


                                         By:  /s/ MARK G. HARRINGTON
                                              ---------------------------------
                                              Mark G. Harrington, President



ATTEST:


/s/ GARY S. PECK
- ---------------------------------
Gary S. Peck, Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 1994, AT 10 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     -----------------------------
                                                              Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571632
                                                              DATE: 07-13-95

                 CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
                      RIGHTS OF SERIES D PREFERRED STOCK



                        Pursuant to Section 151 of the
                       Delaware General Corporation Law


        The undersigned Chairman of the Board and Secretary, respectively, of HarCor Energy, Inc., a Delaware corporation (the "Corporation") certify that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolutions creating the Series D Preferred Stock:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's Certificate of Incorporation, a series of preferred stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series D Preferred Stock (the "Series D Preferred Stock"), to consist of 200,000 shares, par value $.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation) as follows:

1.  Certain Definitions.

        Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

        Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

        Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in subparagraph 2(a) below.

        Dividend Period. The term "Dividend Period" shall have the meaning set forth in subparagraph 2(a) below.

        Final Redemption Date. The term "Final Redemption Date" shall have the meaning set forth in subparagraph 4(e) below.

        Issue Date. The term "Issue Date" shall mean the date that shares of Series D Preferred Stock are issued by the Corporation.

        Junior Stock. The term "Junior Stock" shall mean, (i) for purposes of paragraph 2 below, the Series E Junior Convertible Preferred Stock, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Series D Preferred Stock shall have been so paid or declared and set apart for payment, (ii) for purposes of paragraph 3 below, the Series E Junior Convertible Preferred Stock, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Series D Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up, and (iii) any other class or series of stock of the Corporation issued after the Issue Date not entitled to redemption until the Series D Preferred Stock shall have been redeemed in full.

        Parity Stock. The term "Parity Stock" shall mean, (i) for purposes of paragraph 2 below the Series A 8% Cumulative Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of the Corporation and any other class or series of stock of the Corporation issued after the Issue Date entitled to receive payment of dividends on a parity with the Series D Preferred Stock, (ii) for purposes of paragrph 3 below, the Series A 8% Cumulative Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of the Corporation and any other class or series of stock of the Corporation issued after the Issue Date entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series D Preferred Stock, and (iii) any other class or series of stock of the Corporation issued after the Issue Date entitled to redemption on a parity with the Series D Preferred Stock.

        Purchase Agreement. The term "Purchase Agreement" means that certain Purchase Agreement dated as of June 29, 1994, among the Company and the investors listed on the signature page thereto, relating to the issuance of the Series D Preferred Stock.

        Purchase Price. The term "Purchase Price" shall mean $100.00 per share.

        Qualified Public Offering. The term "Qualified Public Offering" shall mean the first closing after the initial Issue Date of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public generally, for which the net proceeds to the Corporation are not less than $17,500,000.

        Redemption Agent. The term "Redemption Agent" shall have the meaning set forth in subparagraph 4(d) below.

        Redemption Date. The term "Redemption Date" shall have the meaning set forth in subparagraph 4(c) below.

        Redemption Price. The term "Redemption Price" shall mean the price to be paid upon redemption of the Series D Preferred Stock, as determined in accordance with subparagraph 4(a) below.

        Restricted Payment. The term "Restricted Payment" shall mean (i) any dividend or other distribution on any shares of the capital stock (other than dividends or distributions on the Corporation's Series A, B, C or E Preferred Stock in accordance with their respective terms, or payable solely in shares of such capital stock or by a Subsidiary to the Corporation) of the Corporation (except the Series D Preferred Stock), (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the capital stock of the Corporation other than the Series D Preferred Stock or (b) any option, warrant, convertible or exchangeable security (except the warrants issued pursuant to the Purchase Agreement or pursuant to subparagraphs 2(e) and 2(f) below) or other right to acquire shares of the capital stock of the Corporation (except the Series D Preferred Stock), or (iii) any payment on account of the optional purchase, redemption or acquisition or retirement prior to the stated maturity thereof for value of any Indebtedness (as defined in the Purchase Agreement) other than Senior Debt (as defined in the Purchase Agreement) and outstanding warrants to purchase Common Stock of the Corporation originally issued on or prior to the Closing Date (as defined in the Purchase Agreement).


        Senior Stock. The term "Senior Stock" shall mean, (i) for purposes of paragraph 2 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series D Preferred Stock in respect of the right to receive dividends, (ii) for purposes of paragraph 3 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series D Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation, and (iii) any other class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series D Preferred Stock in respect of the right to redemption.

        Subsidiary. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

        Warrant Exercise Price. The term "Warrant Exercise Price," at any time of determination, shall mean the exercise price that would have been in effect at such time of determination for warrants issued pursuant to the terms of the Purchase Agreement, assuming such warrants were outstanding at such time of determination and the exercise price for such warrant had been adjusted to such time pursuant to the terms thereof.


2.      Dividends.

        (a) Subject to the prior preferences and other rights of any Senior Stock, the holders of the Series D Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of nine percent (9%) per annum, and, except as provided in subparagraph 2(f), no more. Subject to the provisions of subparagraphs 2(e) and 2(f) below, such dividends shall be cumulative from the Issue Date and shall be payable in arrears, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year (each such date being herein referred to as a "Dividend Payment Date"), commencing on September 30, 1994. The quarterly period between consecutive Dividend Payment Dates shall hereinafter be referred to as a "Dividend Period." Each such dividend shall be paid to the holders of record of the Series D Preferred Stock as their names appear on the share register of the Corporation on the corresponding Record Date. As used above, the term "Record Date" means, with respect to the dividend payable on March 31, June 30, September 30 and December 31, respectively, of each year, the preceding March 15, June 15, September 15 and December 15, or such other record date designated by the Board of Directors of the Corporation with respect to the dividend payable on such respective Dividend Payment Date. Dividends on account of arrears for any past Dividend Periods may be declared and paid, together with any accrued but unpaid interest thereon to and including the date of payment, at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Directors.

        (b) Subject to the provisions of subparagraphs 2(e) and 2(f) below, in the event that full cash dividends are not paid or made available to the holders of all outstanding shares of the Series D Preferred Stock and of any Parity Stock, and funds available shall be insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount available for payment of cash dividends shall be distributed among the holders of the Series D Preferred Stock and of any Parity Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, any remainder not paid in cash to the holders of the Series D Preferred Stock shall cumulate as provided in subparagraph 2(c) below.

        (c) If, on any Dividend Paynment Date, the holders of the Series D Preferred Stock shall not have received the full dividends provided for in subparagraph 2(e) below, then such dividends shall cumulate and shall accrue interest to and including the date of payment thereof.

at the rate of twelve percent (12%) per annum, compounded quarterly, whether or not earned or declared, with additional dividends thereon for each succeeding full Dividend Period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day-to-day basis and shall be computed on the basis of a 360 day year.

     (d) So long as any shares of the Series D Preferred Stock shall be outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common Stock, together with cash in lien of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of the Series D Preferred Stock shall have been entitled for all previous Dividend Periods shall have been paid or declared and a sum of money sufficient for the payment thereof set apart; provided, however, that the Series E Junior Convertible Preferred Stock may be redeemed in accordance with its terms.

     (e) Until the earlier of (i) the consummation of a Qualified Public Offering or (ii) the date two years after the initial Issue Date, the Corporation shall pay on each Dividend Payment Date dividends either in cash or in shares of Series D Preferred Stock or in any combination thereof. The price per share of the Series D Preferred Stock that may be issued in lieu of cash dividends shall be $100.00 per share. If the Corporation shall pay a dividend in shares of Series D Preferred Stock pursuant to this subparagraph 2(e), then the Corporation shall issue, along with each share of Series D Preferred Stock so paid, warrants in substantially the same form as Exhibit B to this Purchase Agreement (the "Warrant") to purchase from the Corporation a number (rounded to the nearest whole number) of fully paid and nonassessable shares of Common Stock as shall equal the fraction, the numerator of which shall equal $100 and (ii) the denominator of which shall equal the Warrant Exercise Price determined at the time of issuance of such dividends and the initial exercise price for the warrant issued therewith shall equal such Warrant Exercise Price.

     (f) In the event the Corporation fails for whatever reason to pay full cash dividends on any Dividend Payment Date occurring after the earlier of (i) consummation of a Qualified Public Offering and (ii) the date two years after the initial Issue Date, each holder of Series D Preferred Stock shall, at the option of the holder, have the right to elect to receive (x) until such time as full cash dividends are paid in full on all accrued and unpaid dividends or such holder has received payment of all accrued and unpaid dividends in shares of Series D Preferred Stock pursuant to clause (y) below, cash dividends on such holders Series D Preferred Stock at the rate of twelve percent (12%) per annum (accruing from such Dividend Payment Date), with all such dividends (including the unpaid dividend) cumulating and accruing interest to and including the date of payment thereof at the rate of twelve percent (12%) per annum, compounded quarterly, or (y) to receive such dividends (or accrued dividends), including any accrued and unpaid interest thereon, in shares of Series D Preferred Stock, the price per share of the Series D Preferred Stock being issued in lieu of cash dividends to be $100.00 per share. If the Corporation shall pay a dividend in shares of Series D Preferred Stock pursuant to this subparagraph 2(f), then the Corporation shall issue, along with each share of Series D Preferred Stock so paid, warrants in substantially the same form as the Warrant to purchase from the Corporation a number (rounded to the nearest whole number) of fully paid and nonassessable shares of Common Stock as shall equal the product of (i) one and one-half (1 1/2) and (ii) the fraction, the numerator of which shall equal $100, and the denominator of which shall equal the Warrant Exercise Price determined at the time of issuance of such dividend; and the initial exercise price for the warrant issued therewith shall equal such Warrant Exercise Price.

     (g) In the event the redemption of 25,000 shares of Series D Preferred Stock pursuant to the terms of subparagraph 4(a) hereof is not consummated prior to the first anniversary of the Closing Date (as defined in the Purchase Agreement), the Corporation shall issue to each holder of shares of Series D Preferred Stock, for each share so held, warrants in substantially the same form as the Warrant to purchase from the Corporation a number (rounded to the nearest whole number) of fully paid and nonassessable shares of Common Stock as shall equal the fraction, the numerator of which shall equal 200,000 (such number to be appropriately adjusted in the event the Corporation's Common Stock in subdivided into a greater number or combined into a lesser number or any time subsequent to the Closing Date), and the denominator of which shall equal the number of shares of Series D Preferred Stock then outstanding. The initial exercise price for such warrants shall equal the Warrant Exercise Price determined on the first anniversary of the Closing Date.

3. Distributions Upon Liquidation, Dissolution or Winding Up.

     In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series D Preferred Stock shall be entitled to be paid the Purchase Price of all outstanding shares of the Series D Preferred Stock as of the date of such liquidation or dissolution or such other winding up, plus any accrued but unpaid dividends (including any accrued but unpaid interest thereon), if any, to such date, and no more, in cash or in property taken at its fair value as determined by the Board of Directors, or both, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Series D Preferred Stock, and if payment shall have been made in full to the holders of the Senior Stock and Parity Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distri-butable among the holders of all outstanding shares of the Series D Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series D Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation to another corporation or corporations shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3.

4. Redemption By the Corporation.

     (a) The Series D Preferred Stock may be redeemed by the Corporation in cash at any time in whole or, (subject to the last sentence of subparagraph 4(b) below) from time to time in part, at the option of the Corporation, at a price of $100.00 per share, plus accrued and unpaid dividends (including any accrued but unpaid interest thereon to and including the Redemption Date (as defined below) or the Final Redemption Date (as defined below), as applicable (the "Redemption Price"). So long as the following will not violate any provision of the Corporation's Senior Debt (as defined in the Purchase Agreement), the Corporation shall redeem at the Redemption Price (i) one-third (1/3) of the shares of Series D Preferred Stock outstanding on June 30, 1999 on each of June 30, 1999 and June 30, 2000 and all of the remaining outstanding shares of Series D Preferred Stock on June 30, 2001, and (ii) all of the outstanding shares of Series D Preferred Stock upon the occurrence of a "Corporate Change" or an "Ownership Change" or a Change of Control (as defined in such Senior Debt). In the event the Corporation shall be unable to redeem as provided in clauses (i) or (ii) above in this subparagraph 4(a) the shares of Series D Preferred Stock solely because such redemption would violate provisions of the Senior Debt, each holder of Series D Preferred Stock shall, at the option of the holder, have the right to elect to receive (x) from the date the Corporation would have otherwise been obligated to redeem such shares (the "15% Date") until the earlier of such time as (1) the Corporation is able to pay the Redemption Price without violating provisions of the Senior Debt or (2) such holder has otherwise been paid the Redemption Price, cash dividends on such holders Series D Preferred Stock at the rate of fifteen percent (15%) per annum (accruing from the 15%
Date), with all such dividends (including the unpaid dividend) cumulating and accruing interest to and including the date of payment thereof at the rate of fifteen percent (15%) per annum, compounded quarterly, or (y) to receive such dividends (or accrued dividends), including any accrued and unpaid interest thereon, in shares of Series D Preferred Stock, the price per share of the Series D Preferred Stock being issued in lieu of cash dividends to be $100.00 per share. If the Corporation shall pay a dividend in shares of Series D Preferred Stock pursuant to this subparagraph 4(a), then the Corporation shall issue, along with each share of Series D Preferred Stock so paid, warrants in substantially the same form as the Warrant to purchase from the Corporation a number (rounded to the nearest whole number) of fully paid and nonassessable shares of Common Stock as shall be determined in accordance with the formula provided in subparagraph 2(f) hereof. A "Corporate Change" shall mean a consolidation with or merger of the Corporation with or into another corporation or entity, or any sale, lease or conveyance to another corporation or entity of the assets of the Corporation as an entirety or substantially as an entirety, in any of which transactions the stockholders of the Corporation after completion of any such transaction own less than fifty percent (50%) of the voting power in the election of directions generally of the other corporation or entity. An "Ownership Change" with respect to the Corporation shall be deemed to have occurred at such time as any person (other than Mark G. Harrington) together with any of its Affiliates or Associates (as defined below) becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding Common Stock of the Corporation pursuant to a transaction that does not constitute a Corporate Change with respect to the Corporation. An "Affiliate" of a specified person is a person that directly or indirectly controls, or is controlled by, or is under common control with, the person specified. An "Associate" of a person means (1) any corporation or organization, other than the Corporation or any majority owned subsidiary of the Corporation, of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity; and (3) any relative or spouse of the person or any relative of the spouse, who has the same home as the person or who is a director or officer of the person or any of its parents or subsidiaries. As used herein, a person shall be deemed to have "beneficial ownership" with respect to, and shall be deemed to "beneficially own," any securities of the Corporation in accordance with Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations (including Rule 13d-3, Rule 13d-5 and any successor rules) promulgated by the Securities and Exchange Commission thereunder. In addition, the Corporation shall redeem 25,000 shares of Series D Preferred Stock at the Redemption Price immediately following the consummation of a Qualified Public Offering.

     (b) If less than all of the outstanding shares of Series D Preferred Stock are to redeemed, such shares shall be redeemed pro rata to the extent reasonably practicable.

     (c) Notice of every proposed redemption of the Series D Preferred Stock shall be sent by or on behalf of the Corporation, by first class mail postage prepaid, to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption (the "Redemption Date") (i) notifying such holders of the election of the Corporation to redeem such shares and of the date of redemption,
(ii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the Redemption Price therefor, and (iii) stating the name and address of any Redemption Agent selected by the Corporation in accordance with subparagraph 4(d) below, and the name and address of the Corporation's transfer agent for the Series D Preferred Stock. The Corporation may act as the transfer agent for the Series D Preferred Stock.

     (d) The Corporation may act as the redemption agent to redeem the Series D Preferred Stock. The Corporation may also appoint as its agent for such purpose a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000), and may appoint any one or more additional such agents which shall in each case be a bank or trust company in good standing organized under the laws of the United States of America or of any jurisdiction thereof, having an office or offices in the City of Houston, Texas, or such other place as shall have been designated by the Corporation, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000). The Corporation or such bank or trust company are hereinafter referred to as the "Redemption Agent." Following such appointment and prior to any redemption, the Corporation shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Corporation, to cause such notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two business days prior to the Redemption Date, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

     (e) If notice of redemption shall have been given as hereinbefore provided, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the Redemption Date. If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date (the "Final Redemption Date") when the Corporation makes payment or delivery as aforesaid to the holders of the Series D Preferred Stock. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receipt of amounts to be paid hereunder. The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series D Preferred Stock entitled thereto at the expiration of the later of (i) June 30, 2003 and (ii) two (2) years from the Final Redemption Date shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

5. Voting Rights.

     (a) In addition to any other rights provided in the Corporation's Bylaws or by law, each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the fraction, the numerator of which shall equal $100 and the denominator of which shall equal the Warrant Exercise Price determined on the record date for determining the holders of Common Stock entitled to vote on the matter submitted thereto, and each share of Series D Preferred Stock shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class; provided, however, that notwithstanding anything to the contrary stated in this Series D Preferred Stock Certificate of Designation, the voting rights of the Series D Preferred Stock provided by this subparagraph 5(a) are expressly subject to the requirements for listing on the National Market as specified by the National Association of Securities Dealers, Inc. and therefore shall be modified, to the extent absolutely necessary (such modification to include, without limitation, a restriction on the number of votes permitted per share or change in the method of determining the number of votes each share of Series D Preferred Stock is entitled), to permit, at any time, the immediate inclusion of the Common Stock of the Corporation in the NASDAQ National Market System upon application therefor; provided that such immediate inclusion is prevented solely as a result of the additional voting rights provided by this subparagraph 5(a). Nothing in the foregoing shall prevent, if required in connection with such inclusion, the nullification of all additional voting rights provided by this subparagraph 5(a).

     (b) At any time while a minimum of twenty-five percent (25%) of the shares of Series D Preferred Stock remain outstanding, the holders of the Series D Preferred Stock, voting separately as a class, shall have the right to elect one
(1) member of the Board of Directors of the Corporation. At any meeting held for the purpose of electing directors at which the holders of Series D Preferred Stock shall have the right to elect a director as provided in this subparagraph
(b), the presence, in person or by proxy, of the holders of a majority of the voting power of such Series D Preferred Stock then outstanding shall be required to constitute a quorum of such Series D Preferred Stock for such election. At any such meeting or adjournment thereof, the absence of such a quorum of holders of Series D Preferred Stock shall not prevent the election of directors other than the directors to be elected by holders of such Series D Preferred Stock pursuant to this subparagraph (b), and the absence of a quorum for the election of such other directors shall not prevent the election of the director to be elected by the holders of Series D Preferred Stock as provided in this subparagraph (b), and in the absence of either or both of such quorums, the holders of a majority of the voting power present in person or by proxy of the class of stock which lacks a quorum shall have the power to adjourn the meeting. A vacancy in the directorship to be elected by the holders of Series D Preferred Stock pursuant to this subparagraph
(b) may be filled only by vote or written consent of a majority in interest of such Series D Preferred Stock, at the time outstanding.

     (c) So long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least a majority of the voting power of the Series D Preferred Stock then outstanding, acting separately as one class: (i) amend, alter or repeal (whether by merger, consolidation or otherwise) any of the provisions of the Certificate of Incorporation of the Corporation which would in any way adversely affect the rights of the holders of Series D Preferred Stock, (ii) issue any Senior Stock or Parity Stock; (iii) sell, lease or convey all, or substantially all, of the assets of the Corporation; or (iv) make any Restricted Payment except that provided that no dividends on the Series D Preferred Stock shall be in arrears, redemptions of shares of Parity Stock will be permitted if the Series D Preferred Stock is redeemed simultaneously on a pro forma basis, and provided further that the Series E Preferred Stock may be redeemed in accordance with its mandatory redemption terms.

6. Exclusion of Other Rights.

     Except as may otherwise be required by law, the shares of Series D Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Series D Preferred Stock shall have no preemptive or subscription rights.

7. Headings of Subdivisions.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

8. Severability of Provisions.

     If any right, preference or limitation of the Series D Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

9. Status of Reacquired Shares.

     Shares of Series D Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

     IN WITNESS WHEREOF, this Certificate has been duly executed by the undersigned Chairman of the Board and Secretary of the Corporation this 29th day of June, 1994.

                                            HARCOR ENERGY, INC.

                                            By:   /s/  MARK G. HARRINGTON
                                                -------------------------------
                                                       Mark G. Harrington
                                                      Chairman of the Board

ATTEST:

       /s/ GARY S. PECK
- --------------------------------
           Gary S. Peck
            Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 1994, AT 10:01 O'CLOCK A.M.

2126867 8100                               [SEAL]             /s/  EDWARD J. FREEL
950156132                                                     ------------------------------
                                                              Edward J. Freel, Secretary of
                                                              State
                                                              AUTHENTICATION: 7571633
                                                              DATE: 07-13-95

                  CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
             RIGHTS OF SERIES E JUNIOR CONVERTIBLE PREFERRED STOCK

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     The undersigned Chairman of the Board and Secretary, respectively, of HarCor Energy, Inc., a Delaware corporation (the "Corporation") certify that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolutions creating the Series E Junior Convertible Preferred Stock.

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's Certificate of Incorporation, a series of preferred stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series E Junior Convertible Preferred Stock (the "Series E Preferred Stock"), to consist of 30,000 shares, par value $.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations, or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation) as follows:

1. Certain Definitions.

     Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in subparagraph 5(c) below.

     Conversion Price. The term "Conversion Price" shall mean the price per share of Common Stock used to determine the number of shares of Common stock deliverable upon conversion of a share of the Series E Preferred Stock, which price shall initially be $3.50 per share, subject to adjustment in accordance with the provisions of paragraph 5 below.

     Current Market Price. The term "Current Market Price" shall have the meaning set forth in subparagraph 5(f) below.

     Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in subparagraph 2(a) below.

     Dividend Period. The term "Dividend Period" shall have the meaning set forth in subparagraph 2(a) below.

     Final Redemption Date. The term "Final Redemption Date" shall have the meaning set forth in subparagraph 4(f) below.

     Issue Date. The term "Issue Date" shall mean the date that shares of Series E Preferred Stock are first issued by the Corporation.

     Junior Stock. The term "Junior Stock" shall mean, for purposes of paragraph 2 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Series E Preferred Stock shall have been so paid or declared and set apart for payment and, for purposes of paragraph 3 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Series E Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

     Parity Stock. The term "Parity Stock" shall mean, for purposes of paragraph 2 below and class or series of stock of the Corporation issued after the Issue Date entitled to receive payment of dividends on a parity with the Series E Preferred Stock and, for purposes of paragraph 3 below, and other class or series of stock of the Corporation issued after the issue Date entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series E Preferred Stock.

     Purchase Price. The term "Purchase Price" shall mean $100.00 per share.

     Redemption Agent. The term "Redemption Agent" shall have the meaning set forth in subparagraph 4(e) below.

     Redemption Date. The term "Redemption Date" shall have the meaning set forth in subparagraph 4(d) below.

     Redemption Price. The term "Redemption Price" shall mean the price to be paid upon redemption of the Series E Preferred Stock, as determined in accordance with subparagraph 4(a) below.

     Senior Stock. The term "Senior Stock" shall mean, for purposes of paragraph 2 below, the Series A 8% Cumulative Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, and Series D Preferred Stock, and any other class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series E Preferred Stock in respect of the right to receive dividends, and, for purposes of paragraph 3 below, the Series A 8% Cumulative Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, and Series D Preferred Stock, and any other class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series E Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     SUBSIDIARY. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

2. Dividends.

     (a) Subject to the prior preferences and other rights of any Senior Stock, the holders of the Series E Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, dividends at the rate of $4.00 per share per annum until June 30, 1995, and thereafter at the rate of $9.00 per share per annum, and no more. Subject to the provisions of subparagraphs 2(b) and 2(e) below, dividends shall be payable, at the option of the Corporation, either in cash or in shares of Common Stock. Such dividends shall be cumulative from the Issue Date and shall be payable in arrears, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year (each such date being herein referred to as a "Dividend Payment Date"), commencing on September 30, 1994. the quarterly period between consecutive Dividend Payment Dates shall hereinafter be referred to as a "Dividend Period." Each such dividend shall be paid to the holders of record of the Series E Preferred Stock as their names appear on the share register of the Corporation on the corresponding Record Date. As used above, the term "Record Date" means, with respect to the dividend payable on March 31, June 30, September 30 and December 31, respectively, of each year, the preceding March 15, June 15, September 15 and December 15, or such other record date designated by the Board of Directors of the Corporation with respect to the dividend payable on such respective Dividend Payment Date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (b) In the event that the Corporation chooses to pay dividends in cash and full cash dividends are not paid or made available to holders of all outstanding shares of the Series E Preferred Stock and of any Parity Stock, and funds available shall be insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount available for payment of cash dividends shall be distributed among the holders of the Series E Preferred Stock and of any Parity Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, any remainder not paid in cash to the holders of the Series E Preferred Stock shall cumulate as provided in subparagraph 2(c) below or be paid in the form of shares of Common Stock.

     (c) If, on any Dividend Payment Date, the holders of the Series E Preferred Stock shall not have received the full dividends provided for in the other provisions of this paragraph 2, then such dividends shall cumulate without interest, whether or not earned or declared, with additional dividends thereon for each succeeding full Dividend Period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day-to-day basis and shall be computed on the basis of a 360 day year.

     (d) So long as any shares of the Series E Preferred Stock shall be outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common Stock, together with cash in lieu of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Corporation or any Subsidiary, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of the Series E Preferred Stock shall have been entitled for all previous Dividend Periods shall have been paid or declared and a sum of money sufficient for the payment thereof set apart.

     (e) The price per share of the Common Stock that may be issued in lieu of cash dividends shall be the Current Market Price on the Dividend Payment Date.

3. Distributions Upon Liquidation, Dissolution or Winding Up.

     In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series E Preferred Stock shall be entitled to be paid the Purchase Price of all outstanding shares of the Series E Preferred Stock as of the date of such liquidation or dissolution or such other winding up, plus any accrued but unpaid dividends, if any, to such date, and no more, in cash or in property taken at its fair value as determined by the Board of Directors, or both, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Series E Preferred Stock, and if payment shall have been made in full to the holders of any Senior Stock and Parity Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series E Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series E Preferred Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation to another corporation or corporations shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3.

4. Redemption By the Corporation.

     (a) The Series E Preferred Stock may be redeemed by the Corporation in cash at any time in whole or, (subject to the last sentence of subparagraph 4(c) below) from time to time in part, at the option of the Corporation, at a price of $110.00 per share, plus accumulated and unpaid dividends (the "Redemption Price").

     (b) The Corporation shall redeem the Series E Preferred Stock in cash, at the Redemption Price as follows:

          (i) If the Corporation completes an underwritten public offering of its securities and the net proceeds of such public offering received by the Corporation equal or exceed $20.8 million, the Corporation shall redeem all of the Series E Preferred Stock;

          (ii) If the Corporation completes an underwritten public offering of its securities and the net proceeds of such public offering received by the Corporation equal or exceed $17.5 million, but are less than $20.8 million, the Corporation shall redeem a number of shares of Series E Preferred stock equal to (x) the net proceeds of such offering in excess of $17.5 million, divided by (y) the Redemption Price; and

          (iii) If the Corporation completes an underwritten public offering of its securities as set forth in subparagraph (ii) above, the Corporation shall redeem all of the remaining Series E Preferred Stock out of the proceeds received by the Corporation from the next underwritten public offering of its securities.

     (c) If less than all of the outstanding shares of the Series E Preferred Stock are to be redeemed, such shares shall be redeemed pro rata to the extent reasonably practicable.

     (d) Notice of every proposed redemption of the Series E Preferred Stock shall be sent by or on behalf of the Corporation, by first class mail, postage prepaid, to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption (the "Redemption Date"), (i) notifying such holders of the election of the Corporation to redeem such shares and of the date of redemption,
(ii) the date on which the shares cease to be convertible, and the Conversion Price, (iii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the Redemption Price therefor, and (iv) stating the name and address of any Redemption Agent selected by the Corporation in accordance with subparagraph 4(e) below, and the name and address of the Corporation's transfer agent for the Series E Preferred Stock. The Corporation may act as the transfer agent for the Series E Preferred Stock.

     (e) The Corporation may act as the redemption agent to redeem the Series E Preferred Stock. The Corporation may also appoint as its agent for such purpose a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000), and may appoint any one or more additional such agents which shall in each case be a bank or trust company in good standing organized under the laws of the United States of America or of any jurisdiction thereof, having an office or offices in the City of Houston, Texas, or such other place as shall have been designated by the Corporation, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000). The Corporation or such bank or trust company are hereinafter referred to as the "Redemption Agent". Following such appointment and prior to any redemption, the Corporation shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Corporation, to cause such notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two business days prior to the Redemption Date, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

     (f) If notice of redemption shall have been given as hereinbefore provided, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date prior to the Redemption Date, except as set forth in paragraph 5 hereof. If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences, relative and other rights accorded by this resolution until and including the date prior to the date (the "Final Redemption Date") when the Corporation makes payment or delivery as aforesaid to the holders of the Series E Preferred Stock, except as set forth in paragraph 5 hereof. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receipt of amounts to be paid hereunder. The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series E Preferred Stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

5. Conversion Rights.

     The Series E Preferred Stock shall be convertible into Common Stock as follows:

     (a) Optional Conversion. Subject to and upon compliance with the provisions of this paragraph 5, the holder of any shares of the Series E Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any or all of the shares of Series E Preferred Stock, into fully paid and nonassessable shares of Common Stock at the Conversion Price (as hereinafter defined) in effect on the Conversion Date (as hereinafter defined) upon the terms hereinafter set forth. In case any share of Series E Preferred Stock is called for redemption, such right of conversion shall terminate at the close of business on the fifteenth day prior to the Redemption Date or, if the Corporation shall default in the payment of the Redemption Price, at the close of business on the fifth day prior to the Final Redemption Date.

     (b) Conversion Price. Each share of Series E Preferred Stock shall be converted into a number of shares of Common Stock determined by dividing (i) Purchase Price by (ii) the Conversion Price in effect on the Conversion Date. The Conversion Price at which shares of Common Stock shall initially be issuable upon conversion of the shares of the Series E Preferred Stock shall be $3.50. The Conversion Price shall be subject to adjustment as set forth in subparagraph 5(e). No payment or adjustment shall be made for any dividends on the Series E Preferred Stock or Common Stock issuable upon such conversion.

     (c) Mechanics of Conversion. The holder of any shares of Series E Preferred Stock may exercise the conversion right specified in subparagraph 5(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the "Conversion Date." Subject to the provisions of subparagraph 5(e)(v), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series E Preferred Stock to the Corporation) the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 5(d). Subject to the provisions of subparagraph 5(e)(v), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series E Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series E Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (d) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series E Preferred Stock so surrendered.

Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series E Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.

     (e) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) Stock Dividends, Subdivisions, Reclassifications or
     Combinations. If the Corporation shall (1) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (2) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series E Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series E Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

          (ii) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (1) of shares of any class other than its Common Stock or (2) of evidence of indebtedness of the Corporation or any Subsidiary or (3) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 5(e)(i) above), or (4) of rights or warrants each holder of a share of Series E Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of Common Stock to which he is entitled, the amount of such assets (or, at the option of the Corporation, the sum equal to the value thereof at the time of distribution as determined by the Board of Directors in its sole discretion) that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

          (iii) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Series E Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series E Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance. In any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series E Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series E Preferred Stock.

          (iv) Rounding of Calculations; Minimum Adjustment. All calculations under the subparagraph (e) shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this paragraph 5 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.05 until the end of three years after such adjustment would otherwise have been required, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount any other amount or amounts so carried forward, shall aggregate $0.05 or more.

          (v) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph (e) shall require that any adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series E Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subparagraph (d) of this paragraph 5, provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     (f) Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

     (g) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in subparagraph 5(e), the Corporation shall forthwith file, at the office of any transfer agent for the Series E Preferred Stock and at the principal office of the

Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series E Preferred Stock at its address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's independent public accountants, if applicable. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 5(h).

     (h) Notice to Holders. In the event the Corporation shall propose to take any action of the type described in clause (i), (ii) or (iii) of subparagraph 5(e), the Corporation shall give notice to each holder of shares of Series E Preferred Stock, in the manner set forth in subparagraph 5(g), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series E Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (i) Treasury Stock. For the purposes of this paragraph 5, the sale or other disposition of any Common Stock, theretofore held in the Corporation's treasury shall be deemed to be an issue thereof.

     (j) Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series E Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series E Preferred Stock in respect of which such shares are being issued.

     (k) Reservation of Shares. The Corporation shall reserve at all times so long as any shares of Series E Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series E Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series E Preferred Stock.

     (l) Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Series E Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

6. Voting Rights.

     (a) In addition to any other rights provided in the Corporation's Bylaws or by law, each share of Series E Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the whole number of shares of Common stock into which each share of Series E Preferred Stock is then convertible, and each share of Series E Preferred Stock shall be entitled to vote on all matters as to which holders of Common stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class.

     (b) At any time while a minimum of fifty percent (50%) of the shares of Series E Preferred Stock remain outstanding, the Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least a majority of the voting power of the Series E Preferred Stock then outstanding, acting separately as one class, take any action to cause any amendment, alteration or repeal of its Certificate of Incorporation or Bylaws, or file a Certificate of Designation with respect to creating a new series of Preferred Stock if such action would alter adversely or change the preference rights, privileges or powers of, or the restrictions provided for the benefit of the Series E Preferred Stock or increase or decrease the number of shares of Series E Preferred Stock authorized hereby; provided, however, that the issuance of additional classes or series of Junior Stock or Parity Stock, or an increase in the authorized amount of Preferred Stock or any other class or series of Junior Stock or Parity Stock shall not require the approval or consent of the holders of the Series E Preferred Stock.

7. Exclusion of Other Rights.

     Except as may otherwise be required by law, the shares of Series E Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Series E Preferred Stock shall have no preemptive or subscription rights.

8. Headings of Subdivisions.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions.

     If any right, preference or limitation of the Series E Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares.

     Shares of Series E Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

     IN WITNESS WHEREOF, this Certificate has been duly executed by the undersigned Chairman of the Board and Secretary of the Corporation this 29th day of June, 1994.

                                            HARCOR ENERGY, INC.

                                            By: /s/  MARK G. HARRINGTON
                                                -----------------------------
                                                     Mark G. Harrington
                                                   Chairman of the Board

ATTEST:

      /s/  GARY S. PECK
- --------------------------------
           Gary S. Peck
            Secretary

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HARCOR ENERGY, INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF AUGUST, A.D. 1995, AT 11 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

2126867 8100                   [SEAL]                    /s/  EDWARD J. FREEL
950172634                                                -----------------------------------
                                                         Edward J. Freel, Secretary of State
                                                         AUTHENTICATION: 7592858
                                                         DATE: 08-01-95

                  CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
                 RIGHTS OF SERIES F CONVERTIBLE PREFERRED STOCK

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     The undersigned Chairman of the Board and Secretary, respectively, of HarCor Energy, Inc., a Delaware corporation (the "Corporation"), certify that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolutions creating the Series F Convertible Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's Certificate of Incorporation, a series of preferred stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series F Convertible Preferred Stock (the "Series F Preferred Stock"), to consist of 200,000 shares, par value $.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation) as follows:

1. Certain Definitions.

     Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Common Stock. The term "Common Stock" shall mean the Common Stock of the Corporation as in effect on the Issue Date or as in effect after giving effect to any merger, consolidation or similar transaction involving the Corporation, or any combination, subdivision, recapitalization, reclassification or similar transaction involving Common Stock.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in paragraph 4(b) below.

     Issue Date. The term "Issue Date" shall mean the date that shares of Series F Preferred Stock are first issued by the Corporation.

     Junior Stock. The term "Junior Stock" shall mean, for purposes of Section 3 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Series F Preferred Stock shall have received the entire Preference Amount.

     Majority Approval. The term "Majority Approval" shall have the meaning set forth in paragraph 5 below.

     Notice. The term "Notice" shall have the meaning set forth in paragraph 4(b) below.

     Preference Amount. The term "Preference Amount" shall have the meaning set forth in Section 4 below.

     Record Date. The term "Record Date" shall have the meaning set forth in paragraph 3(c) below.

     Senior Stock. The term "Senior Stock" shall mean, for purposes of Section 3 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series F Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Subsidiary. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

2. Dividends

     (a) To the extent the Board of Directors declares any dividends on the Common Stock in additional shares of Common Stock, holders of the Series F Preferred Stock shall be entitled to receive, and the Board of Directors shall declare as a dividend, an equivalent number of additional shares of Series F Preferred Stock per each share of Series F Preferred Stock. No such Common Stock dividends may be declared or paid on the Common Stock unless a sufficient number of shares of Series F Preferred Stock are available for declaration and payment on the Series F Preferred Stock then outstanding. At the time of distribution, all such additional shares of Series F Preferred Stock will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and changes with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result.

     (b) In all other events, the holders of the Series F Preferred Stock shall be entitled to receive per each share of Series F Preferred Stock an equivalent amount of dividends to those dividends declared on each share of Common Stock, in each case, when, as and if declared thereon by the Board of Directors out of funds, property or assets legally available therefor.

     (c) All dividends declared and paid on the Series F Preferred Stock in accordance with paragraphs 2(a) and 2(b) above, shall be declared and paid at the same time and in the same manner as the dividends paid on the Common Stock. Dividends paid pursuant to this Section 4 shall be paid to the holders of record of the Series F Preferred Stock as their names appear on the share register of the Corporation on the corresponding record date (the "Record Date"). The Record Date shall be the same date as the record date set by the Board of Directors for the payment of the equivalent dividends on the Common Stock.

3. Distribution Upon Liquidation, Dissolution or Winding Up.

     In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series F Preferred Stock shall be entitled to be paid $.01 per share (the "Preference Amount"), in cash or in property taken at its fair value as determined by the Board of Directors, or both, as the election of the Board of Directors. After payment of the Preference Amount, holders of the Series F Preferred Stock and the holders of the Common Stock will share ratably on a per share basis in any distribution or payment. Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation to another corporation or corporations shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3.

4. Conversion Rights.

     The Series F Preferred Stock shall be convertible into Common Stock as follows:

          (a) Optional Conversion. Each outstanding share of Series F Preferred Stock may be converted at any time or from time to time at the option of the holder thereof, without any further act of the Corporation or its stockholders, into one fully paid and nonassessable share of Common Stock.

          Notwithstanding any right of conversion of Series F Preferred Stock provided for above, unless otherwise permitted by applicable law or regulation, no such shares of Series F Preferred Stock originally issued by the Corporation to a bank holding company or an affiliate of a bank holding company (or issued upon exercise of warrants originally issued by the Corporation to a bank holding company or an affiliate of a bank holding company) may be converted into shares of Common Stock by the original holder or any direct or indirect transferee thereof such that immediately after such conversion such person and its affiliates (which term, for avoidance of doubt, includes such bank holding company, any such transferee and their respective affiliates) would own more than 4.9% of any class of voting securities of the Corporation unless such shares are being distributed, disposed of or sold in any one of the following transactions:

             (a) such shares are being sold in a public offering of such shares registered under the Securities Act of 1933 or a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force;

             (b) such shares are being sold (including by virtue of a merger, consolidation or similar transaction involving the Corporation) to a person or group of persons (with the meaning of the Securities Exchange Act of 1934) if, after such sale, such person or group or persons in the aggregate would own or control securities of the Corporation which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors;

             (c) such shares are being sold to a person or group of persons (within the meaning of the Securities Exchange Act of 1934) if, after such sale, such person or group of persons in the aggregate would not own, control or have the right to acquire more than two percent of the outstanding securities of any class of voting securities of the Corporation, or

             (d) such shares are being sold in any other manner permitted by the Federal Reserve Board.

          For purposes of this paragraph 4(a), "persons" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any other entity or organization and percentages of the Corporations' outstanding voting securities shall include shares issuable upon exercise or conversion of Series F Preferred Stock and other convertible securities, options, warrants or other similar instruments owned by such bank holding company, its transferees and their respective affiliates, but shall not include shares issuable upon exercise or conversion of convertible securities, options, warrants or other similar instruments owned by any other person.

          (b) Mechanics of Conversion. Shares of Series F Preferred Stock may be converted by written notice (the "Notice") from the holders of such shares to the Corporation which Notice need not include the certificates representing such shares; provided that the Corporation shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series F Preferred Stock are either delivered to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date of the giving of the Notice to the Corporation or, if certificates for the Series F Preferred Stock to be converted shall not have been delivered with the Notice, on such later date as the certificates shall have been delivered to the Corporation, and such date is referred to herein as the "Conversion Date." The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such

     Common Stock on the applicable Conversion Date. As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series F Preferred Stock to the Corporation or any transfer agent of the Corporation) the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in paragraph 4(c).

          (c) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series F Preferred Stock. If more than one share of Series F Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series F Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series F Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the NASDAQ National Market, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National

     Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

          (d) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Corporation shall (1) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (2) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of shares of Series F Preferred Stock shall be subdivided, combined or reclassified at the effective date of the Common Stock's subdivision, combination or reclassification so that the holder of any shares of Series F Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series F Preferred Stock been converted immediately prior to such date. Successive adjustments shall be made whenever any event specified above shall occur. The Common Stock shall not be subdivided, combined or reclassified unless there are sufficient shares of Series F Preferred Stock available for the adjustment required pursuant to this paragraph 4(d).

          (e) Statement Regarding Adjustments. Whenever the provisions of paragraph 4(d) apply, the Corporation shall forthwith file, at the office of any transfer agent for the Series F Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series F Preferred Stock at its address appearing on the Corporation's records.

          (f) Treasury Stock. For the purposes of this Section 4, the sale or other disposition of any Common Stock theretofore held in the Corporation's treasury shall be deemed to be an issue thereof.